                                                                    EXHIBIT 10.1

                                 EXECUTION COPY

                               FOURTH AMENDMENT TO
                    THIRD AMENDED AND RESTATED LOAN AGREEMENT

         THIS FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AGREEMENT (this "Amendment"), dated as of the 1st day of August, 2003 (the "Effective Date"), by and among RURAL CELLULAR CORPORATION, a Minnesota corporation (the "Borrower"); the financial institutions signatory hereto (the "Lenders"); and TORONTO DOMINION (TEXAS), INC., as administrative agent (the "Administrative Agent") for the Lenders;

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Third Amended and Restated Loan Agreement, dated as of June 29, 2000, as amended by that certain First Amendment thereto dated as of December 14, 2000, that certain Second Amendment thereto dated as of March 31, 2001, that certain Consent Letter dated as of June 5, 2001 and that certain Consent and Third Amendment thereto dated as of January 10, 2002 (as heretofore and hereafter amended, modified, supplemented and restated from time to time, the "Loan Agreement");

         WHEREAS, the Borrower has requested that the Lenders consent to the issuance of certain senior unsecured indebtedness on the date hereof;

         WHEREAS, after giving effect to this Amendment, (a) the Revolving Loan Commitment will be $60,000,000, and shall begin amortizing on June 30, 2007, with a reduction of $8,437,500 and shall thereafter reduce by $17,187,500 on each quarter end thereafter through March 31, 2008, (b) the outstanding Term Loan A Loans will be $238,943,865 and shall begin amortizing on June 30, 2005 with a repayment in the amount of $11,908,228 with further repayments thereafter as set forth in the Loan Agreement, (c) the outstanding Term Loan B Loans will be $131,456,316 and shall begin amortizing on June 30, 2008 with a repayment in the amount of $42,810,413 with further repayments as set forth in the Loan Agreement, (d) the outstanding Term Loan C Loans will be $131,456,316 and shall begin amortizing on September 30, 2008 with a repayment in the amount of $42,810,413 with further repayments as set forth in the Loan Agreement, and (e) the outstanding Incremental Facility D Loans will be $38,867,950 and shall begin amortizing on June 30, 2009 with a repayment in the amount of $12,933,736 with further repayments as set forth in that certain Notice of Incremental Facility D Commitment dated January 2, 2001;

         WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend certain provisions in the Loan Agreement as more specifically set forth below; and

         WHEREAS, the Administrative Agent and the Lenders are willing to agree to such amendments and to consent to the issuance of the Senior Unsecured Notes (as hereinafter defined) on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lenders hereby consent to the issuance of the Senior Unsecured Notes (as hereinafter defined) on the terms set forth herein and to the application of the proceeds thereof as set forth in the recitals hereto and as required by Section 15(d) hereof, and the parties hereto agree that all capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement, and further agree as follows:

         1.       Amendments to Article 1.

                  (a) Article 1 of the Loan Agreement, Definitions, is hereby amended by deleting each of the definitions of "Available Revolving Loan Commitment", "Guaranty or Guaranteed", "Interest Expense", "Investment", "Loan Documents", "Operating Cash Flow", "Revolving Loan Commitments" and "Total Leverage Ratio" in its entirety and by substituting in lieu thereof the following:

                  "'Available Revolving Loan Commitment' shall mean, as of any particular date, (a) the Revolving Loan Commitments minus (b) the sum of (i) the Revolving Loans then outstanding, plus (ii) the Swing Line Loans then outstanding, plus (iii) the aggregate amount of all Letter of Credit Obligations then outstanding."

                  "'Guaranty' or 'Guaranteed,' as applied to an obligation of another Person, shall mean and include (a) a guaranty, direct or indirect, in any manner, of all or any part of such obligation, and (b) any agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of non-performance) of all or any part of such obligation, including, without limiting the foregoing, any reimbursement obligations as to amounts drawn down by beneficiaries of outstanding letters of credit or capital call requirements."

                  "'Interest Expense' shall mean, for any period, all cash interest expense (including imputed interest with respect to Capitalized Lease Obligations) with respect to any Indebtedness for Money Borrowed of the Borrower and its Subsidiaries on a consolidated basis during such period pursuant to the terms of such Indebtedness for Money Borrowed (excluding a one time payment in May 2003 in connection with the cancellation of Interest Rate Hedge Agreements), together with all debt issuance costs expensed in such period in respect thereof, as calculated in accordance with GAAP (including, without limitation, all cash interest paid on any Subordinated Indebtedness) and dividends paid in cash with respect to the Preferred Stock but excluding any accelerated retirement of unamortized issuance costs for the Senior Unsecured Notes and for previously incurred debt and Preferred Stock."

                  "'Investment' shall mean, with respect to the Borrower or any of its Subsidiaries, (a) any loan, advance or extension of credit (other than to customers in the ordinary course of business) by such Person to, or any Guaranty or other contingent liability with respect to the capital stock, Indebtedness or other obligations of, or any contributions to the capital of, any other Person, or any ownership, purchase or other acquisition by such Person of any interest in any capital stock, limited partnership interest, general partnership interest, or other securities of any such other Person, other than an Acquisition, (b) any Capital Expenditure or acquisition of any assets made by the Borrower on behalf of or for the benefit of Wireless Alliance, and (c) all expenditures by the Borrower or any of its Subsidiaries relating to the foregoing. "Investment" shall also include the total cost of any future commitment or other obligation binding on any Person to make an Investment or any subsequent Investment."

                  "'Loan Documents' shall mean this Agreement, the Notes, the Security Documents, all fee letters, all Requests for Advance, all Requests for Swing Line Advances, all Requests for Letters of Credit, all Interest Hedge Agreements between the Borrower, on the one hand, and the Administrative Agent or any of the Lenders (or any of their Affiliates) on the date such Interest Hedge Agreement was entered into, or any of them, on the other hand, all Notices of Incremental Facility Commitments, and all other certificates, documents, instruments and agreements executed or delivered in connection with or contemplated by this Agreement or any other Loan Document."

                  "'Operating Cash Flow' shall mean, with respect to the Borrower and its Subsidiaries on a consolidated basis as of the end of any period, (a) Net Income for such period (after eliminating any extraordinary gains and losses, including, without limitation, gains and losses from the sale of assets), plus (b) to the extent deducted in determining Net Income, the sum of the following for such period: (i) depreciation and amortization expense, (ii) Interest Expense, (iii) tax expense, (iv) solely for purposes of determining compliance with Sections 7.8, 7.9, 7.10, 7.11 and 7.12 hereof, all usual and customary fees, costs and expenses incurred by the Borrower in connection with or related to (A) the transactions contemplated by the Fourth Amendment and/or the Senior Unsecured Notes or (B) any Restricted Payment or Restricted Purchase permitted under Section 7.7(e), and (v) all other non-cash items (which shall include non-cash interest expense, if any), minus (c) the sum of (i) non-cash credits to Net Income and (ii) EBITDA of Wireless Alliance. In the case of an Acquisition permitted hereunder, Operating Cash Flow of the Borrower and its Subsidiaries for the applicable test period during which such Acquisition occurs shall be adjusted (A) to give effect to such Acquisition, as if such Acquisition had occurred on the first day of such test period, by excluding the Operating Cash Flow of such Acquisition during such test period prior to the date of such Acquisition and adding to the Operating Cash Flow of the Borrower, if positive, or subtracting from such Operating Cash Flow, if negative, the product of (i) the actual Operating Cash Flow of such Acquisition for that portion of such test period from the date of such Acquisition to the last day of such period, times (ii) a fraction the numerator of which is the number of calendar days in such test period and the denominator of which is the number of days in such test period from and including the date of such Acquisition through the last day of such test period, and
         (B) by adding to the Operating Cash Flow of the Borrower such expenses incurred by the Borrower and its Subsidiaries as the Required Lenders may agree relate to such Acquisition. For purposes of calculating Operating Cash Flow in connection with an Advance for any such Acquisition, Operating Cash Flow for the Borrower and its Subsidiaries as of the last day of the immediately preceding calendar quarter shall include Operating Cash Flow for the Acquisition for the same period and shall exclude any dispositions of assets during the same period."

                  "'Revolving Loan Commitments' shall mean the several obligations of the Lenders to advance to the Borrower an aggregate amount of up to $60,000,000 at any one time outstanding, in accordance with their respective Commitment Ratios for Revolving Loans as set forth in the definition of "Commitment Ratios" pursuant to the terms hereof, and as such obligations may be reduced from time to time pursuant to the terms hereof."

                  "'Total Leverage Ratio' shall mean, as of any date, the ratio of (a) the Total Debt of the Borrower and its Subsidiaries on a consolidated basis on such date (for purposes of Section 7.8 hereof only, Total Debt shall be reduced by the aggregate balance at such time of all funds deposited or credited to any segregated account (but not the Borrower's general operating accounts) over which the Administrative Agent has "control" (within the meaning of Section 9-104 of the Uniform Commercial Code) which account may be established at the option of the Borrower; provided that any funds deposited in or credited to any such account for purposes of compliance with Section
         7.8 hereof at the end of any calendar quarter or year shall remain deposited in or credited to such account from the last day of such calendar quarter or year until the date on which the applicable performance certificate is delivered pursuant to Section 6.3 hereof, so long as such performance certificate demonstrates no Default for the quarter or year then ended and on another certificate, in form and substance reasonably satisfactory to the Administrative Agent, showing compliance on a pro forma basis on the date of withdrawal after giving effect to any withdrawal from such account), to (b) Annualized Operating Cash Flow of the Borrower and its Subsidiaries on a consolidated basis as of the calendar quarter end being tested or the most recently completed calendar quarter for which financial statements are required to have been delivered pursuant to Section 6.1 or 6.2 hereof, as the case may be."

                  (b) Article 1 of the Loan Agreement, Definitions, is hereby amended by inserting the following new definitions in their appropriate alphabetical order:

                  "'Available Letter of Credit Commitment' shall mean, at any time, the lesser of (a) (i) $5,000,000.00 minus (ii) all Letter of Credit Obligations then outstanding, and (b) the Available Revolving Loan Commitment then in effect."

                  "'Borrower's Portion of Excess Cash Flow' shall mean fifty percent (50%) of Excess Cash Flow for any year after 2002, so long as the Borrower has made the payments required under Section 2.7(b)(v) hereof for such year."

                  "'Commercial Letter of Credit' shall mean a documentary letter of credit issued by the Issuing Bank in accordance with the terms of this Agreement in respect of the purchase of goods or services by the Borrower or any Subsidiary of the Borrower."

                  "'Fourth Amendment' shall mean that certain Fourth Amendment hereto dated as of August 1, 2003 by and among the Borrower, the Lenders and the Administrative Agent."

                  "'Fourth Amendment Effective Date' shall mean the Effective Date (as defined in that certain Fourth Amendment to this Agreement)."

                  "'Issuing Bank' shall mean The Toronto-Dominion Bank, Houston Agency, as issuer of the Letters of Credit."

                  "'Letter of Credit Obligations' shall mean, at any time, the sum of (a) an amount equal to the aggregate undrawn and unexpired amount (including the amount to which any such Letter of Credit can be reinstated pursuant to the terms hereof) of the then outstanding Letters of Credit and (b) an amount equal to the aggregate drawn, but unreimbursed, drawings on any Letters of Credit."

                  "'Letter of Credit Reserve Account' shall mean any account established by the Administrative Agent for the benefit of the Issuing Bank, under Sections 2.7(b)(iv), 8.2(a) or 8.2(b) hereof."

                  "'Letters of Credit' shall mean, collectively, each Standby Letter of Credit or Commercial Letter of Credit issued by the Issuing Bank on behalf of the Borrower or any of its Subsidiaries in accordance with the terms hereof."

                  "'Request for Issuance of Letter of Credit' shall mean any certificate signed by an Authorized Signatory of the Borrower requesting that the Issuing Bank issue a Letter of Credit hereunder, which certificate shall be in substantially the form of Exhibit A to the Fourth Amendment and shall, among other things, specify (a) that the requested Letter of Credit is either a Commercial Letter of Credit or a Standby Letter of Credit, (b) the stated amount of the Letter of Credit, (c) the effective date for the issuance of the Letter of Credit (which shall be a Business Day), (d) the date on which the Letter of Credit is to expire (which shall be a Business Day), (e) the Person for whose benefit such Letter of Credit is to be issued and (f) other relevant terms of such Letter of Credit."

                  "'Senior Unsecured Notes' shall mean those certain Senior Unsecured Notes due February 1, 2010 issued by the Borrower pursuant to that certain Indenture dated as of, and as in effect on, the Fourth Amendment Effective Date."

                  "'Standby Letter of Credit' shall mean a letter of credit issued by the Issuing Bank in accordance with the terms hereof to support obligations of the Borrower or any of its

         Subsidiaries incurred in the ordinary course of business, and which is not a Commercial Letter of Credit."

         (c) Article 1 of the Loan Agreement, Definitions, is hereby further amended by deleting subsection (g) of the definition of "Permitted Liens" and substituting in lieu thereof the subsection (g) set forth below and by inserting the following new subsections (j), (k) and (l) to the definition of "Permitted Liens" as follows:

                  "(g) Liens securing Indebtedness to the extent permitted pursuant to Sections 7.1(g) and 7.1(i) hereof;"

                  "(j) Liens granted to banks in the ordinary course of business in connection with deposit, disbursement or concentration accounts (other than in connection with borrowed money) maintained with such banks on funds and other items in such accounts;

                  (k)(i) Liens of landlords, Liens arising from or related to customer deposits and other obligations of a like nature incurred in the ordinary course of business, (ii) any interest or title of a lessor, licensor or sublessor under any lease or license entered into in the ordinary course of its business and covering only the assets so leased or licensed, (iii) leases or subleases granted to others not interfering in any material respect with the business of the owner of the leased or subleased property and any interest or title of a lessor under any lease permitted by the Loan Documents, and (iv) Liens and cash deposits made to secure the obligations under that certain letter of credit issued by KeyBank National Association for the account of Alexandria Indemnity Corporation in the face amount of $50,000; and

                  (l) negative pledges and similar provisions pursuant to or contained in any Subordinated Indebtedness or the Senior Unsecured Notes, and customary non-assignment provisions contained in leases."

         2.       Amendments to Article 2.

                  (a) Amendment to Section 2.1. Section 2.1 of the Loan Agreement, The Loans, is hereby amended by inserting new subsection 2.1(f) thereto which shall read as follows:

                           "(f)     The Letters of Credit. Subject to the terms
         and conditions of this Agreement, the Issuing Bank agrees to issue the Letters of Credit for the account of the Borrower pursuant to Section
         2.17 hereof in an aggregate amount at the time of issuance of any Letter of Credit hereunder not to exceed the Available Letter of Credit Commitment then in effect or to extend the expiration date of an existing Letter of Credit (subject to the limitations on issuances and expiration dates set forth in Section 2.17)."

                  (b) Amendment to Section 2.3. Section 2.3(f) of the Loan Agreement, Applicable Margin, is hereby amended by deleting each of subsections
(i), (ii) and (iii) thereof in its entirety and substituting in lieu thereof the following:

                           "(i)     Revolving Loans and Term Loan A Loans. With
         respect to any Advance under the Revolving Loan Commitments or the Term Loan A Commitments, the Applicable Margin shall be as set forth in a certificate of the chief financial officer of the Borrower delivered to the Administrative Agent based upon the Total Leverage Ratio for the most recent fiscal quarter end for which financial statements are furnished by the Borrower to the Administrative Agent and each Lender as follows:

                                                        Base Rate Advance                     LIBOR Advance
         Total Leverage Ratio                           Applicable Margin                   Applicable Margin
         --------------------                           -----------------                   -----------------
Greater than 6.50:1.00                                        2.750%                             3.750%

Greater than 6.00:1.00, but less than or equal                2.250%                             3.250%
    to 6.50:1.00

Greater than 5.50:1.00, but less than or equal                1.750%                             2.750%
    to 6.00:1.00

Greater than 5.00:1.00, but less than or equal                1.250%                             2.250%
    to 5.50:1.00

Greater than 4.00:1.00, but less than or equal                1.000%                             2.000%
    to 5.00:1.00

Less than or equal to 4.00:1.00                               0.750%                             1.750%

                           (ii) Term Loan B Loans. With respect to any Advance under the Term Loan B Commitments, the Applicable Margin shall be as set forth in a certificate of the chief financial officer of the Borrower delivered to the Administrative Agent based upon the Total Leverage Ratio for the most recent fiscal quarter end for which financial statements are furnished by the Borrower to the Administrative Agent and each Lender as follows:

                                                        Base Rate Advance                     LIBOR Advance
         Total Leverage Ratio                           Applicable Margin                   Applicable Margin
         --------------------                           -----------------                   -----------------
Greater than 6.50:1.00                                        2.750%                             3.750%

Less than or equal to 6.50:1.00                               2.500%                             3.500%

                           (iii) Term Loan C Loans. With respect to any Advance under the Term Loan C Commitments, the Applicable Margin shall be as set forth in a certificate of the chief financial officer of the Borrower delivered to the Administrative Agent based upon the Total Leverage Ratio for the most recent fiscal quarter end for which financial statements are furnished by the Borrower to the Administrative Agent and each Lender as follows:

                                                        Base Rate Advance                     LIBOR Advance
         Total Leverage Ratio                           Applicable Margin                   Applicable Margin
         --------------------                           -----------------                   -----------------
Greater than 6.50:1.00                                        3.000%                             4.000%

Less than or equal to 6.50:1.00                               2.750%                             3.750%

                  (c) Amendment to Section 2.4. Section 2.4 of the Loan Agreement, Commitment Fees, is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

                  "Section 2.4      Fees.

                           (a) Commitment Fees. Commencing on and at all times after the Fourth Amendment Effective Date, the Borrower agrees to pay to the Administrative Agent for the account of each of the Lenders (except for the Swing Line Lender if the Swing Line Lender is a Lender having a Revolving Loan Commitment hereunder only to the extent that such Swing Line Lender has Swing Line Loans outstanding) having Revolving Loan Commitments in accordance with their respective Commitment Ratios for Revolving Loans, a commitment fee on the aggregate unborrowed balance of the Revolving Loan Commitments minus the amount of the Letter of Credit Obligations (excluding Swing Line Loans) for each day from the Fourth Amendment Effective Date until the Revolving Loan Maturity Date at a rate of one-half of one percent (0.500%) per annum. Such commitment fee shall be computed on the basis of a year of 365/366 days for the actual number of days elapsed, shall be payable quarterly in arrears on the last day of each calendar quarter, and shall be fully earned when due and non-refundable when paid. A final payment of any commitment fee then payable shall also be due and payable on the Revolving Loan Maturity Date.

                           (b)      Letter of Credit Fees.

                                    (i)      The Borrower shall pay to the
                  Issuing Bank a fee on the undrawn face amount of any outstanding Letters of Credit from the date of issuance through the earlier to occur of (i) the expiration date of each such Letter of Credit and (ii) the surrender thereof to the Issuing Bank for cancellation at a rate of one-eighth of one percent (0.125%) per annum, which fee shall be computed on the basis of a year of 360 days for the actual number of days elapsed, and shall be payable quarterly in arrears on the last Business Day of each calendar quarter and shall be fully earned when due and non-refundable when paid. A final payment of such letter of credit fees shall also be due and payable on the Revolving Loan Maturity Date.

                                    (ii)     The Borrower shall also pay to the
                  Administrative Agent on behalf of the Lenders having a Revolving Loan Commitment in accordance with their respective Commitment Ratios for the Revolving Loans, a fee on the undrawn face amount of any outstanding Letters of Credit for each day from the date of issuance thereof through the earlier of (A) the expiration date for each such Letter of Credit and
                  (B) the surrender of such Letter of Credit to the Issuing Bank for cancellation, at a rate per annum equal to the Applicable Margin for LIBOR Advances as set forth in Section 2.3(f)(i) under the Revolving Loan Commitment. Such letter of credit fee shall be computed on the basis of a year of 360 days for the actual number of days elapsed and shall be payable quarterly in arrears for each quarter on the last Business Day of each calendar quarter and shall be fully earned when due and non-refundable when paid. A final payment of all letter of credit fees shall also be due and payable on the Revolving Loan Maturity Date. The letter of credit fee set forth in this
                  Section 2.4(b)(ii) shall be subject to increase and decrease on the dates and in the amounts set forth in Section 2.3(f) hereof in the same manner as the adjustment of the Applicable Margin with respect to LIBOR Advances that are Revolving Loans."

                  (d) Amendment to Section 2.7. Section 2.7(b) of the Loan Agreement, Repayments, is hereby amended by deleting each of subsections (iv) and (vi) thereof in its entirety and substituting in lieu thereof the following:

                           "(iv) Loans in Excess of Revolving Loan Commitments (and/or Incremental Facility Commitments). If, at any time, the amount of the Revolving Loans and Letter of Credit Obligations (or the Incremental Facility Loans) then outstanding shall exceed the Revolving Loan Commitment (or the Incremental Facility Commitment), the Borrower shall, on such date and subject to Sections 2.10 and 2.11 hereof, make a repayment of the principal amount of the Revolving Loans (or the Incremental Facility Loans), or, if there are no such Loans then outstanding, establish, if applicable, a Letter of Credit Reserve Account, in each case, in an amount equal to such excess, together with any accrued interest and fees with respect thereto. All amounts (and accrued interest thereon) in the Letter of Credit Reserve Account deposited pursuant to this Section 2.7(b)(iv) shall be returned to the Borrower promptly after the Letter of Credit Obligations in excess of the Revolving Loan Commitment have been indefeasibly paid and cancelled."

                           "(vi) Asset Sales. On the date that the Borrower or any of its Subsidiaries receives any Net Proceeds from any disposition or sale of assets by the Borrower or any of its Subsidiaries in accordance with Section 7.4 hereof, the Borrower shall make a repayment of the Loans then outstanding in an amount equal to such Net Proceeds; provided, however, that, so long as no Default of Event or Default has occurred and is continuing, the Borrower shall not be required to make a repayment hereunder with respect to (A) dispositions of (1) inventory in the ordinary course of business, or (2) assets which are obsolete or which are no longer used or useful in the business of the Borrower or any of its Subsidiaries or
         (B) the Net Proceeds of any disposition or sale of assets (other than those Net Proceeds resulting from any sale/leaseback transaction or those resulting from the sale of the incumbent local exchange carrier business of Saco River) which do not exceed (1) $5,000,000 for any single transaction (or series of related transactions), and (2) $10,000,000 in the aggregate from and after the Fourth Amendment Effective Date. Subject to Section 2.7(b)(xii) hereof, the amount of the Net Proceeds required to be repaid under this Section 2.7(b)(vi) shall be applied to the Term Loans then outstanding and, if applicable, the Incremental Facility Loans then outstanding (if in the form of a term loan) (on a pro rata basis for all Term Loans and, if applicable, the Incremental Facility Loans in inverse order of maturity for each Term Loan and, if applicable, the Incremental Facility Loans), second to the Revolving Loans and, if applicable, to the Incremental Facility Loans (if in the form of a revolver). Accrued interest on the principal amount of the Loans being prepaid pursuant to this Section 2.7(b)(vi) to the date of such prepayment will be paid by the Borrower concurrently with such principal prepayment."

                  (e) Addition of Section 2.17. Article 2 of the Loan Agreement, Loans, is hereby further amended by inserting a new Section 2.17, Letters of Credit, which shall read as follows:

                  "Section 2.17     Letters of Credit.

                           (a) Subject to the terms and conditions hereof, the Issuing Bank, on behalf of the Lenders having a Revolving Loan Commitment, and in reliance on the agreements of such Lenders set forth in Section 2.17(d) hereof, hereby agrees to issue one or more Letters of Credit up to an aggregate face amount equal to the Available Letter of Credit Commitment determined immediately prior to giving effect to the issuance thereof; provided, however, that the Issuing Bank shall not issue any Letter of Credit (i) unless the conditions precedent to the issuance thereof set forth in Section 3.3 hereof have been satisfied, (ii) if any Default then exists or would be caused thereby,
         (iii) if, after giving effect to such issuance, the Available Revolving Loan Commitment would be less than zero, (iv) within thirty (30) days preceding the Revolving Loan Maturity Date or (v) in an amount less than $50,000.00; and provided further, however, that at no time shall the aggregate amount of the Letter of Credit Obligations outstanding hereunder exceed $5,000,000.00. Each Letter of Credit shall (A) be payable at sight, (B) be denominated in United States dollars, (C) expire, (i) with respect to Standby Letters of Credit, no later than the earlier to occur of (x) the fifth Business Day preceding the Revolving Loan Maturity Date and (y) 360 days after its date of issuance (but may contain provisions for automatic renewal; provided that the Issuing Bank shall only deliver a notice of non-renewal if (1) requested in writing by the Borrower or the Required Lenders prior to the date for such notice, or (2) a Default or Event of Default exists on the date such notice is required or would be caused by such renewal), and (ii) with respect to Commercial Letters of Credit, no later than the earlier to occur of (x) the thirtieth day preceding the Revolving Loan Maturity Date and (y) 180 days after its date of Issuance (but may contain provisions for automatic renewal; provided that the Issuing Bank shall only deliver a notice of non-renewal if (1) requested in writing by the Borrower or the Required Lenders or (2) a Default or Event of Default exists on the date such notice is required or would be caused by such renewal). Each Standby Letter of Credit shall be subject to the International Standby Practices, International Chamber of Commerce Publication No. 590 and, to the extent not inconsistent therewith, the laws of the State of New York. The Issuing Bank shall not at any time be obligated to issue, or cause to be issued, any Letter of Credit if such issuance would conflict with, or cause the Issuing Bank to exceed any limits imposed by, any Applicable Law. If a Letter of Credit provides that it is automatically renewable unless notice is given by the Issuing Bank that it will not be renewed, the Issuing Bank shall not be bound to give a notice of non-renewal unless directed to do so by the Required Lenders at least sixty-five (65) days prior to the then scheduled expiration date of such Letter of Credit.

                           (b) The Borrower may from time to time request the Issuing Bank to issue Letters of Credit. The Borrower shall execute and deliver to the Administrative Agent and the Issuing Bank a Request for Issuance of Letter of Credit for each Letter of Credit to be issued by the Issuing Bank not later than 12:00 noon (New York, New York time) on the fifth (5th) Business Day preceding the date on which the requested Letter of Credit requested is to be issued, or such shorter notice as may be acceptable to the Issuing Bank and the Administrative Agent. Upon receipt of any such Request for Issuance of Letter of Credit, subject to satisfaction of all conditions precedent thereto as set forth in Section 3.3 hereof, the Issuing Bank shall process such Request for Issuance of Letter of Credit and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby. The Issuing Bank shall furnish a copy of such Letter of Credit (or any amendment thereto or renewal or extension thereof) to the Borrower, the Administrative Agent and each of the Lenders having a Revolving Loan Commitment following the issuance thereof. The Borrower shall pay or reimburse the Issuing Bank for normal and customary costs and expenses incurred by the Issuing Bank in issuing, effecting payment under, amending or otherwise administering the Letters of Credit.

                           (c) At such time as the Administrative Agent shall be notified by the Issuing Bank that the beneficiary under any Letter of Credit has drawn on the same, the Administrative Agent shall promptly notify the Borrower, by telephonic notice followed promptly by written notice, and each Lender having a Revolving Loan Commitment, promptly by written notice, of the amount of the draw and, in the case of each such Lender, such Lender's portion of such draw amount as calculated in accordance with its respective Commitment Ratio for Revolving Loans.

                           (d) The Borrower hereby agrees to immediately reimburse the Issuing Bank for amounts paid by the Issuing Bank in respect of draws under a Letter of Credit issued at the Borrower's request. In order to facilitate such repayment, the Borrower hereby irrevocably requests the Lenders having a Revolving Loan Commitment, and such Lenders hereby severally agree, on the terms and conditions of this Agreement (other than as provided in Article 2 hereof with respect to the amounts of, the timing of requests for, and the repayment of Advances hereunder and in Article 3 hereof with respect to conditions precedent to Advances hereunder), with respect to any honoring of any draw under a Letter of Credit prior to the occurrence of an Event of Default under Section 8.1(f) or (g) hereof, to make an Advance (which Advance may be a LIBOR Advance if the Borrower so requests in a timely manner or may be Converted to a LIBOR Advance as provided in the Loan Agreement) to the Borrower on each day on which the Issuing Bank honors a draw made under any Letter of Credit and in the amount of such draw, and to pay the proceeds of such Advance directly to the Issuing Bank to reimburse the Issuing Bank for the amount paid by it upon such draw. Each Lender having a Revolving Loan Commitment shall pay its share of such Advance by paying its portion of such Advance to the Administrative Agent in accordance with Section 2.2(e) hereof and its respective Commitment Ratio for Revolving Loans, without reduction for any set-off or counterclaim of any nature whatsoever and regardless of whether any Default or Event of Default (other than with respect to an Event of Default under Section 8.1(f) or (g) hereof) then exists or would be caused thereby. If at any time that any Letters of Credit are outstanding, any of the events described in clauses of Section 8.1(f) or (g) hereof shall have occurred and be continuing, then each Lender having a Revolving Loan Commitment shall, automatically upon the occurrence of any such event and without any action on the part of the Issuing Bank, the Borrower, the Administrative Agent or such Lenders, be deemed to have purchased an undivided participation in the face amount of all Letters of Credit then outstanding in an amount equal to such Lender's respective Commitment Ratio for Revolving Loans, and each Lender having a Revolving Loan Commitment shall, notwithstanding such Event of Default, upon a drawing being honored under any Letter of Credit, immediately pay to the Administrative Agent for the account of the Issuing Bank, in immediately available funds, the amount of such Lender's participation (and the Issuing Bank shall deliver to such Lender a loan participation certificate dated the date of the occurrence of such event and in the amount of such Lender's respective Commitment Ratio for Revolving Loans). The disbursement of funds in connection with a draw under a Letter of Credit pursuant to this Section 2.17(d) shall be subject to the terms and conditions of Section 2.2(e) hereof. The obligation of each Lender having a Revolving Loan Commitment to make payments to the Administrative Agent, for the account of the Issuing Bank, in accordance with this Section 2.17 shall be absolute and unconditional and no such Lender shall be relieved of its obligations to make such payments by reason of noncompliance by any other Person with the terms of the Letter of Credit or for any other reason. The Administrative Agent shall promptly remit to the Issuing Bank the amounts so received from the other Lenders. Any overdue amounts payable by the Lenders having a Revolving Loan Commitment to the Issuing Bank in respect of a draw under any Letter of Credit shall bear interest, payable on demand, at the rate on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day by the Federal Reserve Bank of New York.

                           (e) The Borrower agrees that any action taken or omitted to be taken by the Issuing Bank in connection with any Letter of Credit, except for such actions or omissions as shall constitute gross negligence or willful misconduct on the part of the Issuing Bank, shall be binding on the Borrower as between the Borrower and the Issuing Bank, and shall not result in any liability of the Issuing Bank to the Borrower. The obligation of the Borrower to reimburse the Lenders for Advances made to reimburse the Issuing Bank for draws under the Letter of Credit shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement notwithstanding any of the following circumstances:

                                    (i)      any lack of validity or
                  enforceability of any Loan Document;

                                    (ii)     any amendment or waiver of or
                  consent to any departure from any or all of the Loan
                  Documents;

                                    (iii)    any improper use which may be made
                  of any Letter of Credit or any improper acts or omissions of any beneficiary or transferee of any Letter of Credit in connection therewith;

                                    (iv)     the existence of any claim,
                  set-off, defense or any right which the Borrower may have at any time against any beneficiary or any transferee of any Letter of Credit (or Persons for whom any such beneficiary or any such transferee may be acting) or any Lender (other than the defense of payment to such Lender in accordance with the terms of this Agreement) or any other Person, whether in connection with any Letter of Credit, any transaction contemplated by any Letter of Credit, this Agreement, any other Loan Document, or any unrelated transaction;

                                    (v)      any statement or any other
                  documents presented under any Letter of Credit proving to be insufficient, forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect whatsoever, provided that the same shall not have resulted from gross negligence or willful misconduct of the Issuing Bank;

                                    (vi)     the insolvency of any Person
                  issuing any documents in connection with any Letter of Credit;

                                    (vii)    any breach of any agreement between
                  the Borrower and any beneficiary or transferee of any Letter of Credit, provided that the same shall not have resulted from the gross negligence or willful misconduct of the Issuing Bank;

                                    (viii)   any irregularity in the transaction
                  with respect to which any Letter of Credit is issued, including any fraud by the beneficiary or any transferee of such Letter of Credit, provided that the same shall not have resulted from the gross negligence or willful misconduct of the Issuing Bank;

                                    (ix)     any errors, omissions,
                  interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, wireless or otherwise, whether or not they are in code, provided that the same shall not have resulted from the gross negligence or willful misconduct of the Issuing Bank;

                                    (x)      any act, error, neglect or default,
                  omission, insolvency or failure of business of any of the correspondents of the Issuing Bank, provided that the same shall not have resulted from the gross negligence or willful misconduct of the Issuing Bank;

                                    (xi)     any other circumstances arising
                  from causes beyond the control of the Issuing Bank;

                                    (xii)    payment by the Issuing Bank under
                  any Letter of Credit against presentation of a sight draft or a certificate which does not comply with the terms of such Letter of Credit, provided that the same shall not have resulted from gross negligence or willful misconduct of the Issuing Bank; and

                                    (xiii)   any other circumstance or happening
                  whatsoever, whether or not similar to any of the foregoing, provided that the same shall not have resulted from the result of gross negligence or willful misconduct of the Issuing Bank or any other Lender.

                           (f) If any change in Applicable Law or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof or compliance by the Issuing Bank with any directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall (i) impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit, capital adequacy, assessment or other requirements or conditions against Letters of Credit issued by the Issuing Bank or against participations by any other Lender in the Letters of Credit or (ii) impose on the Issuing Bank or any other Lender any other condition regarding any Letter of Credit or any participation therein, and the result of any of the foregoing in the reasonable determination of the Issuing Bank or such Lender, as the case may be, is to increase the cost to the Issuing Bank or such Lender of issuing or maintaining any Letter of Credit or purchasing or maintaining any participation therein, as the case may be, by an amount (which amount shall be reasonably determined) deemed by the Issuing Bank or such Lender to be material, and the designation of a different lending office will not avoid the need for additional compensation (without creating other unreimbursed costs or disadvantage to such Lender), then, on request by the Issuing Bank or such Lender, the Borrower shall pay, within ten (10) days after demand, the Issuing Bank or such Lender, as the case may be, such additional amount or amounts as the Issuing Bank or such Lender, as the case may be, so determines will compensate it on an after-tax basis for such increased costs. A certificate of the Issuing Bank or such Lender setting forth the amount, and in reasonable detail the basis for the Issuing Bank or such Lender's determination of such amount, to be paid to the Issuing Bank or such Lender by the Borrower as a result of any event referred to in this paragraph shall, absent manifest error, be conclusive.

                           (g)      Each Lender having a Revolving Loan
         Commitment shall be responsible for its pro rata share (based on such Lender's respective Commitment Ratio for Revolving Loans) of any and all reasonable out-of-pocket costs, expenses (including reasonable legal fees) and disbursements which may be incurred or made by the Issuing Bank in connection with the collection of any amounts due under, the administration of, or the presentation or enforcement of any rights conferred by any Letter of Credit, the Borrower's or any guarantor's obligations to reimburse or otherwise. In the event the Borrower shall fail to pay such expenses of the Issuing Bank within ten
         (10) days after demand for payment by the Issuing Bank, each Lender having a Revolving Loan Commitment shall thereupon pay to the Issuing Bank its pro rata share (based on such Lender's respective Commitment Ratio for Revolving Loans) of such expenses within five (5) days from the date of the Issuing Bank's notice to the Lenders having a Revolving Loan Commitment of the Borrower's failure to pay; provided, however, that if the Borrower or any guarantor shall thereafter pay such expense, the Issuing Bank will repay to each Lender having a Revolving Loan Commitment the amounts received from such Lender hereunder.

                           (h) The Borrower agrees that each Advance by the Lenders having Revolving Loan Commitments to reimburse the Issuing Bank for draws under any Letter of Credit, shall, for all purposes hereunder, be deemed to be an Advance under the Revolving Loan Commitment to the Borrower and shall be payable and bear interest in accordance with all other Revolving Loans to the Borrower.

                           (i) The Borrower will indemnify and hold harmless the Administrative Agent, the Issuing Bank and each Lender and each of the foregoing Person's respective employees, representatives, officers and directors from and against any and all claims, liabilities, obligations, losses (other than loss of profits), damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including reasonable attorneys' fees, but excluding taxes) which may be imposed on, incurred by or asserted against the Administrative Agent, the Issuing Bank or any such other Lender in any way relating to or arising out of the issuance of a Letter of Credit, except that the Borrower shall not be liable to the Administrative Agent, the Issuing Bank or any such Lender for any portion of such claims, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements resulting from the gross negligence or willful misconduct of the Person seeking indemnification as determined by a non-appealable judicial order. This Section 2.17(i) shall survive termination of this Agreement.

                           (j) For the purposes of Sections 5.8, 5.12, 8.2, 9.9, 9.13, 11.2, 11.3, 11.4, 11.16 and 11.19 of the Loan Agreement, the
         Issuing Bank shall be deemed to be a Lender hereunder and shall have all the rights and benefits of a Lender thereunder."

         3. Amendments to Article 3. Article 3 of the Loan Agreement, Conditions Precedent, is hereby amended by inserting a new Section 3.3, Conditions Precedent to Issuance of Letters of Credit, which shall read as follows:

                           "Section 3.3 Conditions Precedent to Issuance of Letters of Credit. The obligation of the Issuing Bank to issue each Letter of Credit hereunder is subject to the fulfillment of each of the following conditions immediately prior to or contemporaneously with such issuance:

                           (a) all of the representations and warranties of the Borrower under this Agreement, which, in accordance with Section
         4.2 hereof, are made at and as of the time of an Advance, shall be true and correct in all material respects, both before and after giving effect to the issuance of such Letter of Credit and after giving effect to any updates to information provided to the Lenders in accordance with the terms of such representations and warranties;

                           (b) the Administrative Agent shall have received a duly executed Request for Issuance of Letter of Credit;

                           (c) the incumbency of the Authorized Signatories shall be as stated in the applicable certificate of incumbency contained in the certificate of the Borrower delivered to the Administrative Agent prior to or on the Agreement Date or as subsequently modified and reflected in a certificate of incumbency delivered to the Administrative Agent and the Lenders having a Revolving Loan Commitment;

                           (d) there shall not exist, on the date of the issuance of such Letter of Credit before or after giving effect thereto, a Default or an Event of Default hereunder; and

                           (e) the Administrative Agent, the Issuing Bank and each of the Lenders having a Revolving Loan Commitment shall have received all such other certificates, reports, statements, opinions of counsel (if such Letter of Credit is in connection with an Acquisition) or other documents as any of them may reasonably request."

         4.       Amendment to Article 4.

         (a) Amendment to Section 4.1. Section 4.1(i), Litigation, is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

                  "(i)     Litigation. There is no action, suit, proceeding or
         investigation pending against, or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries or any of their respective properties, including without limitation the Licenses, in any court or before any arbitrator of any kind or before or by any governmental body (including without limitation the FCC) except as set forth on Schedule 5 attached to the Fourth Amendment and except those which (i) do not call into question the validity of this Agreement or any other Loan Document, or (ii) individually or collectively would not reasonably be expected to have damages (after giving effect to any insurance coverage for which the insurance company, having received notice of the claim and all necessary claim information, has not denied coverage) in excess of the amounts set forth in Section 8.1(h) hereof."

         (b) Amendment to Section 4.2. Section 4.2, Survival of Representations and Warranties, is hereby amended by inserting the following at the end of such Section: "For avoidance of doubt, Section 4.1(k) hereof relates specifically to the Agreement Date and the first sentence of Section 4.1(u) hereof, and any analogous provision in any Security Document, refer to a perfected first priority security interest to the extent that such security interest can be perfected by filing of a financing statement, possession or control, but do not refer to a perfected security interest in money, to the extent not in the possession of the Administrative Agent, or any deposit account for which a control agreement has not been entered into."

         5.       Amendments to Article 5.

         (a) Amendment to Section 5.13. Section 5.13, Interest Rate Hedging, is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

                  "Section 5.13 Interest Rate Hedging. Within ninety (90) days of the Agreement Date and forty-five (45) days after each Advance, the Borrower shall, to the extent applicable, enter into (and shall at all times thereafter maintain) one or more Interest Hedge Agreements such that not less than fifty percent (50%) of the principal amount of the Total Debt outstanding from time to time bears interest at a fixed rate after giving effect to all applicable Interest Hedge Agreements. Such Interest Hedge Agreements shall provide interest rate protection in conformity with International Swap Dealers Association standards and for an average period of at least three (3) years from the date of such Interest Hedge Agreements or, if earlier, until the later of the Revolving Loan Maturity Date, Term Loan A Maturity Date, Term Loan B Maturity Date, Term Loan C Maturity Date or Incremental Facility Maturity Date on terms reasonably acceptable to the Administrative Agent, such terms to include consideration of the creditworthiness of the other party to the proposed Interest Hedge Agreement. All Obligations of the Borrower to either Administrative Agent or any of the Lenders (or any of their Affiliates) pursuant to any Interest Hedge Agreement and all Liens granted to secure such Obligations shall rank pari passu with all other Obligations and Liens securing such other Obligations up to the then effective amount of the Commitments; and any Interest Hedge Agreement between the Borrower and any other Person shall be unsecured."

         (b) Addition of Section 5.17. Article 5 is hereby amended by inserting a new Section 5.17, Refinancing of Certain Indebtedness, which shall read as follows:

                  "Section 5.17 Refinancing of Certain Indebtedness. Subject to the provisions of Section 7.1 hereof, the Borrower will refinance or extend the maturity date for any Subordinated Indebtedness to the extent necessary to prevent the occurrence of the Event of Default set forth in Section 8.1(q) hereof or to comply with Section 7.7(b) hereof."

         6. Amendment to Article 6. Section 6.4, Copies of Other Reports, is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

                           "(d)     (i) Annually, no later than June 15 of each
         year, certificates of insurance indicating that the requirements of
         Section 5.5 hereof remain satisfied for the period from June 1 of such year to May 31 of the following year, together with copies of any new or replacement insurance policies obtained during such year to be provided as soon as available to the Borrower, and (ii) at the time of delivery of the performance certificate referred to in Section 6.3 hereof, a certificate setting forth (A) the amount of Investments and Acquisitions under Sections 7.6(b)(ii), 7.6(c) and 7.6(d) during such period and from the Agreement Date, (B) the amount of Restricted Payments and Restricted Purchases under Section 7.7(e) hereof during such period, and (C) calculations showing compliance with Section 7.7(e) hereof."

         7.       Amendments to Article 7.

                  (a) Amendment to Section 7.1. Section 7.1 of the Loan Agreement, Indebtedness of the Borrower and its Subsidiaries, is hereby amended by inserting a new subsection (j) therein which section shall read as follows:

                           "(j)     (i) the Senior Unsecured Notes, so long as
         the proceeds thereof are paid to the Administrative Agent for application to the Loans to the extent required by the Fourth Amendment and in the manner reflected in the recitals thereto, (ii) any refinancing or extension of the Senior Unsecured Notes (which will be Senior Unsecured Notes for all purposes hereunder) or the Subordinated Notes (which will be Subordinated Notes for all purposes hereunder), so long as (A) the net proceeds of any such refinancing do not exceed the outstanding principal amount of the Indebtedness, plus accrued interest thereon and premiums required to be paid pursuant to the documents evidencing such Indebtedness being refinanced on the date of such refinancing, (B) such refinanced or extended Indebtedness has a maturity date no earlier than necessary to comply with Section 8.1(q) hereof and otherwise has terms no more restrictive, taken as a whole, in any material respect to the Borrower than the Indebtedness being refinanced or extended; provided, however, that in no event may Subordinated Indebtedness be refinanced or extended with Indebtedness that is not subordinated to the Obligations on substantially the same terms and conditions, and, in the sole determination of the Administrative Agent, no less favorable to the Lenders to any extent, as the Indebtedness being refinanced or extended, (iii) Guaranties permitted under Section 7.5 hereof, and (iv) the reimbursement obligations in respect of that certain letter of credit issued by KeyBank National Association for the account of Alexandria Indemnity Corporation in the face amount of $50,000."

                  (b) Amendment to Section 7.3. Section 7.3 of the Loan Agreement, Amendment and Waiver, is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

                  "Section 7.3 Amendment and Waiver. The Borrower shall not, and shall not permit any of its Subsidiaries to, (a) without the consent of the Required Lenders, enter into any amendment of, or agree to or accept or consent to any waiver of any of the material provisions of, as applicable, (i) its articles or certificate of incorporation or partnership agreement, (ii) its by-laws or membership agreement, (iii) the membership agreement of Wireless Alliance, (iv) the Subordinated Notes (or the related indenture) or (v) the Preferred Stock (or the related indentures), (v) the Senior Unsecured Notes (or the related indenture) or (b) without the consent of the Administrative Agent, the Saco River Agreement."

                  (c) Amendment to Section 7.4. Section 7.4(a), Disposition of Assets, is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

                           "(a)     Disposition of Assets. The Borrower shall
         not, and shall not permit any of its Subsidiaries to, at any time sell, lease, abandon, or otherwise dispose of any assets (other than assets disposed of in the ordinary course of business) without the prior written consent of the Lenders; provided, however, that the prior written consent of the Lenders shall not be required for (i) the transfer of assets (including, without limitation, cash or cash equivalents) among the Borrower and its Subsidiaries (excluding Wireless Alliance) or for the transfer of assets (including, without limitation, cash or cash equivalents, but excluding the Licenses) between or among Subsidiaries (excluding Wireless Alliance) of the Borrower, (ii) dispositions of assets so long as Section 2.7(b)(vi) is, to the extent applicable, complied with (provided, however, that, with respect to any such sale for which the purchase price is in excess of $10,000,000, the Borrower provides to the Administrative Agent and the Lenders on the date of such sale a certificate reflecting compliance with the terms and provisions of Sections 7.8, 7.9, 7.10, 7.11 and 7.12 hereof both before and after giving effect to such sale or transfer) or
         (iii) a sale/leaseback transaction with respect to all or any part of the Borrower's or any Subsidiary's cellular towers, the documentation for which shall be subject to approval as to form by the Administrative Agent (such approval not to be unreasonably withheld)."

                  (d) Amendment to Section 7.6. Section 7.6, Investments and Acquisitions, is hereby amended by inserting the following new subsection
(g) at the end of such Section:

                           "(g)     The Borrower may make (i) Restricted
         Payments and Restricted Purchases permitted under Section 7.7 hereof,
         (ii) Investments in its Subsidiaries (other than Wireless Alliance) and the Borrower's Subsidiaries may make Investments in other Subsidiaries of the Borrower (other than Wireless Alliance); provided that the Administrative Agent contemporaneously obtains a first priority perfected security interest in such Investments and (iii) Guaranties of the Obligations."

                  (e) Amendment to Section 7.7. Section 7.7 of the Loan Agreement, Restricted Payments and Purchases, is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

                  "Section 7.7 Restricted Payments and Purchases. The Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, declare or make any Restricted Payment or Restricted Purchase; provided, however, that Borrower and its Subsidiaries may make scheduled or required payments in respect of Indebtedness for Money Borrowed (other than Subordinated Indebtedness) provided that such Indebtedness for Money Borrowed is permitted under Section 7.1 hereof and the Borrower and its Subsidiaries may make intercompany loans to the extent permitted by Section 7.6(g) hereof, and so long as no Default hereunder then exists or would be caused thereby, (a) and so long as a Subsidiary of the Borrower is not obligated on any Indebtedness to the Borrower or any of its Subsidiaries, such Subsidiary may make distributions to (i) any partner or shareholder of such Subsidiary holding a minority position with respect to such Subsidiary, so long as such Subsidiary makes a contemporaneous pro rata distribution to the Borrower or any of its Subsidiaries, and such partner or shareholder is not an Affiliate of the Borrower, and (ii) the Borrower or any of its Subsidiaries, (b) the Borrower may (i) make scheduled interest payments, when such payments are due and payable, on any Subordinated Indebtedness to the extent such Subordinated Indebtedness has scheduled payments in accordance with any subordination provisions thereunder, and (ii) repay, repurchase, redeem or otherwise acquire the Subordinated Notes or the Senior Unsecured Notes solely with the net proceeds of a contemporaneous refinancing permitted by Section 7.1 hereof, (c) the Borrower may make scheduled dividend payments or dividend payments required to make any Restricted Payment or Restricted Purchase permitted under Section 7.7(e) hereof, when such payments are due and payable on any Preferred Stock to the extent such Preferred Stock has dividend payments and such payments are made in accordance with any subordination provisions thereunder, (d) the Borrower may redeem, retire, or repay in whole or in part the Preferred Stock with shares of the common stock of the Borrower and (e) so long as such Preferred Stock, Subordinated Notes or Senior Unsecured Notes are contemporaneously retired, the Borrower may repurchase, repay, redeem or otherwise acquire the Preferred Stock, the Senior Unsecured Notes and/or the Subordinated Notes in an aggregate amount not to exceed (i) the gross proceeds from the issuance by the Borrower of the Senior Unsecured Notes minus (ii) $225,000,000 minus (iii) the sum of (A) sixty percent (60%) of the gross proceeds from the issuance of the Senior Unsecured Notes described in clause (e)(i) above in excess of $325,000,000, but less than or equal to $400,000,000, and (B) seventy-five percent (75%) of the gross proceeds from the issuance of the Senior Unsecured Notes described in clause (e)(i) above in excess of $400,000,000, but less than or equal to $500,000,000, plus (iv) an amount equal to sixty-six and two-thirds percent (66 2/3%) of the aggregate amount of voluntary repayments of the Loans made from the Borrower's Portion of Excess Cash Flow for all preceding calendar years, not to exceed in the aggregate forty percent (40%) of the Borrower's Portion of Excess Cash Flow for all prior years, minus (v) the amount of dividends paid on the Preferred Stock after July 31, 2003."

                  (f) Amendment to Section 7.8. Section 7.8 of the Loan Agreement, Total Leverage Ratio, is hereby amended by deleting Section 7.8 in its entirety and substituting in lieu thereof the following:

                  "Section 7.8 Total Leverage Ratio. (a) As of the end of any calendar quarter, and (b) at the time of any Advance or issuance of Letter of Credit hereunder (after giving effect to such Advance or issuance of Letter of Credit), the Borrower shall not permit its Total Leverage Ratio to exceed the ratios set forth below during the periods indicated:

             Period                                    Total Leverage Ratio
             ------                                    --------------------
January 1, 2003 through                                       6.50:1.00
June 30, 2003

July 1, 2003 through the date immediately                     5.75:1.00
preceding the Fourth Amendment Effective Date

The Fourth Amendment Effective Date                           6.50:1.00
through June 30, 2004

July 1, 2004 through                                          6.25:1.00
June 30, 2005

July 1, 2005 through                                          6.00:1.00
December 31, 2005

January 1, 2006 through                                       5.75:1.00
March 31, 2006

April 1, 2006 through                                         5.50:1.00
June 30, 2006

July 1, 2006 through                                          5.00:1.00
December 31, 2007

January 1, 2008 and thereafter                                4.00:1.00"

                  (g) Amendment to Section 7.9. Section 7.9 of the Loan Agreement, Senior Leverage Ratio, is hereby amended by deleting Section 7.9 in its entirety and substituting in lieu thereof the following:

                  "Section 7.9 Senior Leverage Ratio. (a) As of the end of any calendar quarter, and (b) at the time of any Advance or issuance of Letter of Credit hereunder (after giving effect to such Advance or issuance of Letter of Credit), the Borrower shall not permit the ratio of (i) the principal amount of the Loans outstanding on such date to
         (ii) its Annualized Operating Cash Flow (as of the calendar quarter end being tested, or as of the most recently completed calendar quarter for which financial statements are required to have been delivered pursuant to Section 6.1 or 6.2 hereof, as the case may be) to exceed the ratios set forth below during the periods indicated:

            Period                                    Senior Leverage Ratio
            ------                                    ---------------------
January 1, 2003 through                                       4.25:1.00
the date immediately preceding the
Fourth Amendment Effective Date

The Fourth Amendment Effective Date                           3.00:1.00
through December 31, 2005

January 1, 2006 through                                       2.50:1.00
December 31, 2006

January 1, 2007 and thereafter                                2.00:1.00"

                  (h) Amendment to Section 7.10. Section 7.10 of the Loan Agreement, Annualized Operating Cash Flow to Pro Forma Debt Service, is hereby amended by deleting Section 7.10 in its entirety and substituting in lieu thereof the following:

                           "Section 7.10 Annualized Operating Cash Flow to Pro Forma Debt Service. For all periods ending on or prior to December 31, 2006, (a) as of the end of any calendar quarter, and (b) at the time of any Advance or issuance of Letter of Credit hereunder (after giving effect to such Advance or issuance of Letter of Credit), the Borrower shall not permit the ratio of (i) its Annualized Operating Cash Flow (as of the calendar quarter end being tested, or as of the most recently completed calendar quarter for which financial statements are required to have been delivered pursuant to Section 6.1 or 6.2 hereof, as the case may be) to (ii) the sum of (A) its Pro Forma Debt Service for the four calendar quarters immediately following the calculation date and (B) Interest Expense for the four calendar quarters immediately preceding the calculation date to be less than the ratios set forth below during the periods indicated:

                                            Annualized Operating Cash
       Period                             Flow to Pro Forma Debt Service
       ------                             ------------------------------
June 30, 2003 through                               1.05:1.00
December 31, 2003

January 1, 2004 through                             1.20:1.00
December 31, 2004

January 1, 2005 through                             1.15:1.00
March 31, 2006

April 1, 2006 through                               1.20:1.00
December 31, 2006"

                  (i) Amendment to Section 7.11. Section 7.11 of the Loan Agreement, Annualized Operating Cash Flow to Interest Expense, is hereby amended by deleting Section 7.11 in its entirety and substituting in lieu thereof the following:

                  "Section 7.11 Annualized Operating Cash Flow to Interest Expense. (a) As of the end of any calendar quarter, and (b) at the time of any Advance or issuance of Letter of Credit hereunder (after giving effect to such Advance or issuance of Letter of Credit), the Borrower shall not permit the ratio of (i) its Annualized Operating Cash Flow (as of the calendar quarter end being tested, or as of the most recently completed calendar quarter for which financial statements are required to have been delivered pursuant to Section 6.1 or 6.2 hereof, as the case may be) to (ii) its Interest Expense for the twelve (12) calendar months immediately preceding the calculation date to be less than the ratios set forth below for the periods indicated:

                                                     Annualized Operating Cash
       Period                                        Flow to Interest Expense
       ------                                        -------------------------
April 1, 2002 through                                         1.50:1.00
December 31, 2005

January 1, 2006 and                                           2.00:1.00
thereafter"

                  (j) Amendment to Section 7.12. Section 7.12 of the Loan Agreement, Fixed Charge Coverage Ratio, is hereby amended by deleting Section
7.12 in its entirety and substituting in lieu thereof the following:

                  "Section 7.12 Fixed Charge Coverage Ratio. (a) As of the end of any calendar quarter, and (b) at the time of any Advance or issuance of Letter of Credit hereunder

         (after giving effect to such Advance or issuance of Letter of Credit), the Borrower shall not permit the ratio of (i) the sum of (A) its Annualized Operating Cash Flow (as of the calendar quarter end being tested, or as of the most recently completed calendar quarter for which financial statements are required to have been delivered pursuant to
         Section 6.1 or 6.2 hereof, as the case maybe) and (B) the amount of the Available Revolving Loan Commitment (to the extent that Revolving Loans could be advanced without violating Sections 7.8 or 7.9 hereof) as of the end of such calendar quarter or at the time of such Advance or issuance of such Letter of Credit, as applicable to (ii) the sum of, without duplication, for the twelve (12) calendar months preceding the calculation date (A) Capital Expenditures made during such period plus
         (B) Debt Service for such period plus (C) Restricted Payments made during such period (excluding any purchases consummated prior to maturity of the Preferred Stock and the Subordinated Notes and permitted under Section 7.7) to be less than the ratios set forth below during the periods indicated:

           Period                                    Fixed Charge Coverage Ratio
           ------                                    ---------------------------
July 1, 2003 through June 30, 2004                            1.00:1.00

July 1, 2004 and thereafter                                   1.10:1.00"

         8.       Amendments to Article 8.

                  (a) Amendment to Section 8.1. Section 8.1 of the Loan Agreement, Events of Default, is hereby amended by (i) inserting "5.17," after the reference to Section 5.10 in Section 8.1(c), (ii) deleting Section 8.1(n) in its entirety and by substituting in lieu thereof Section 8.1(n) set forth below, and (iii) by inserting a new Section 8.1(q) and 8.1(r) before the period which sections shall read as set forth below:

                           "(n)     (i) Any "person" or "group" (within the
         meaning of Sections 13(d)(3) and 14(d)(2) of the Exchange Act or any successor provision to either of the foregoing, including any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of fifty percent (50%) or more of the voting or economic Capital Stock of the Borrower, (ii) during any period of 24 consecutive months, individuals who at the beginning of such period constituted the Board of Directors of the Borrower (together with any new directors whose election by such Board or whose nomination for election by the shareholders of the Borrower was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved), cease for any reason to constitute a majority of the Board of Directors of the Borrower then in office or (iii) any "change of control" under the Senior Unsecured Notes;

                           "(q)     the Borrower shall fail to refinance or
         extend the maturity date for (i) the Subordinated Notes on or before November 15, 2007 such that the maturity of the Subordinated Notes would occur after January 1, 2010, or (ii) the Senior Unsecured Notes on or before July 31, 2009 such that the maturity of the Senior Unsecured Notes would occur after March 31, 2010; or

                           (r) other than in connection with a refinancing permitted by Section 7.1 hereof, the Borrower makes any repurchases, repayments, redemptions or other acquisitions of the Senior Unsecured Notes in violation of Section 7.7 hereof."

                  (b) Amendment to Section 8.2. Sections 8.2(a) and (b) of the Loan Agreement, Remedies, is hereby amended by deleting such sections in their entirety and substituting in lieu thereof the following:

                           "(a)     If an Event of Default specified in Section
         8.1 (other than an Event of Default under Section 8.1(f) or (g) hereof) shall have occurred and shall be continuing, the Administrative Agent, at the request of the Required Lenders subject to Section 9.8(a) hereof, shall (i) terminate the Commitments, the Swing Line Commitment and the Incremental Facility Commitment, (ii) declare the principal of and interest on the Loans and the Notes and the Incremental Facility Notes, and all other amounts owed to the Lenders, the Swing Line Lender and the Administrative Agent under this Agreement, the Notes and the Incremental Facility Notes, and any other Loan Documents to be forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything in this Agreement, the Notes and the Incremental Facility Notes, or any other Loan Document to the contrary notwithstanding, and the Commitment, the Swing Line Commitment and the Incremental Facility Commitment shall thereupon forthwith terminate and/or (iii) require the Borrower to, and the Borrower shall thereupon, deposit in an interest bearing reserve account with the Administrative Agent, as cash collateral for the Obligations, an amount equal to the maximum amount currently or at any time thereafter available to be drawn on all outstanding Letters of Credit, and the Borrower hereby pledges to the Administrative Agent, the Lenders having a Revolving Loan Commitment and the Issuing Bank and grants to them a security interest in, all such cash as security for the Obligations. All amounts (and accrued interest thereon) then remaining in the Letter of Credit Reserve Account shall be returned to the Borrower promptly after all Events of Default have been waived or cured to the reasonable satisfaction of the Administrative Agent.

                           (b) Upon the occurrence and continuance of an Event of Default specified in Section 8.1(f) or (g) hereof, all principal, interest and other amounts due hereunder and under the Notes and the Incremental Facility Notes, and all other Obligations, shall thereupon and concurrently therewith become due and payable and the Commitment and the Incremental Facility Commitment shall forthwith terminate and the principal amount of the Loans outstanding hereunder shall bear interest at the Default Rate, and the Borrower shall thereupon forthwith deposit in an interest bearing reserve account with the Administrative Agent, as cash collateral for the Obligations, an amount equal to the maximum amount currently or at any time thereafter available to be drawn on all outstanding Letters of Credit, all without any action by the Administrative Agent, the Swing Line Lender, the Issuing Bank, the Lenders, or the Required Lenders, or any of them and without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or in the other Loan Documents to the contrary notwithstanding. All amounts (and accrued interest thereon) then remaining in the Letter of Credit Reserve Account shall be returned to the Borrower promptly after all Events of Default have been waived or cured to the reasonable satisfaction of the Administrative Agent."

         9. Amendment to Article 11. Article 11 of the Loan Agreement, Miscellaneous, is hereby amended by deleting Section 11.17, Senior Debt, in its entirety and by inserting in lieu thereof the following:

                           "Section 11.17 Senior Debt. The Obligations are
secured by the Security Documents and are intended by the parties hereto to be in parity with the Interest Hedge Agreements which are Loan Documents and senior in right of payment to all Indebtedness of the Borrower or any of its Subsidiaries which by its terms or by separate agreement is subordinate in right of payment to any other Indebtedness of the Borrower or any of its Subsidiaries."

         10. Amendment to Notice of Incremental Facility. The Notice of Incremental Facility D Commitment dated as of January 2, 2001 from the Borrower to Toronto Dominion (Texas), Inc. is hereby amended by deleting the "Interest Rate" section in Schedule 2 thereto in its entirety, and by substituting in lieu thereof the following:

         "For all purposes under the Loan Agreement, the Incremental Facility D shall accrue interest as set forth for the Loans under Section 2.3(f) of the Loan Agreement with the following Applicable Margins:

                                              Base Rate Advance                     LIBOR Advance
     Total Leverage Ratio                     Applicable Margin                   Applicable Margin
     --------------------                     -----------------                   -----------------
Greater than 6.50:1.00                              3.250%                              4.250%

Equal to or less than 6.50:1.00                     3.000%                             4.000%"

         11. Collateral. Each of the Borrower and each Guarantor, as defined in Section 22 hereof (each a "Pledgor"), hereby grants and assigns(to the extent permitted by Applicable Law in the case of Licenses, and subject to
(i) in the case of the Borrower, Sections 23 and 25 of the Security Agreement and (ii) in the case of any Guarantor, Sections 22 and 24 of the Subsidiary Security Agreement), and reaffirms its grant and assignment to the extent previously included in, and subject to the limitations set forth in, the Security Documents, to the Administrative Agent, on behalf of the Lenders, a continuing security interest in and security title to such Pledgor's right, title and interest in and to such property described below and all substitutions therefor, accessions thereto and improvements thereon, all of which shall be included in the definition of "Collateral" under the Loan Agreement (unless otherwise defined herein, all capitalized terms in this Section 11 shall have the meanings ascribed thereto under the Security Documents):

         Deposit Accounts

                  All deposit accounts of the Pledgor, including, without limitation, all demand, time, savings, passbook or similar accounts maintained with a bank or similar financial institution, other than (i) that certain segregated deposit account set up by Alexandria Indemnity Corporation solely for the purposes of satisfying any regulatory reserve requirements and (ii) any account securing the obligations under that certain letter of credit issued by KeyBank National Associations for the account of Alexandria Indemnity Corporation in the face amount of $50,000 (the "Deposit Accounts");

         Payment Intangibles

                  All payment intangibles;

         Letter of Credit Rights

                  All letter of credit rights, including, without limitation, rights to payment or performance under a letter of credit, whether or not the Pledgor, as beneficiary, has demanded or is entitled to demand payment or performance;

         Software

                  All software of the Pledgor, other than software embedded in any category of goods, including, without limitation, all computer programs and all supporting information provided in connection with a transaction related to any program;

         Supporting Obligations

                  All supporting obligations, including, without limitation, letters of credit and guaranties issued in support of Accounts, chattel paper, documents, Intangibles, instruments, or Investment Property; and

         Proceeds

                  All products and proceeds of any of the above, and all proceeds of any loss of, damage to or destruction of any of the above, whether insured or not insured, and all other proceeds of any sale, lease or other disposition of any property or interest therein referred to above, including, without limitation, the proceeds of the sale or other disposition of any License, together with all proceeds of any policies of insurance covering any or all of the above, the proceeds of any award in condemnation with respect to any of the property covered above, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds.

         12. Amendment Fee. The Borrower shall pay to the Administrative Agent, contemporaneously with the receipt by the Borrower of the proceeds from the Senior Unsecured Notes pursuant to Section 15(d) hereof and upon satisfaction of all other conditions set forth in Section 15 hereof (other than clause (c) thereof), on behalf of the Lenders executing and delivering this Amendment (a) on or prior to July 28, 2003, an amendment fee in the amount of 0.625%, and (b) after July 28, 2003, but on or prior to July 30, 2003, an amendment fee in the amount of 0.375%, in each case, of the sum of (x) the aggregate outstanding Loans (other than the outstanding Revolving Loans and Swing Line Loans) of such Lender and (y) the Revolving Loan Commitments of such Lender (such sum, the "Amendment Fee") which Amendment Fee shall be calculated after giving effect to the repayments of the Loans required by Section 15(d) hereof and any reductions of the Revolving Loan Commitments as set forth herein. The Administrative Agent shall distribute pro rata to each Lender executing this Amendment a portion of the Amendment Fee based on such Lender's portion of the outstanding Loans (other than the outstanding Revolving Loans and Swing Line Loans) and such Lender's Revolving Loan Commitment. The Amendment Fee shall be fully earned when due and non-refundable when paid.

         13. Amendment to Loan Documents. All of the Loan Documents are hereby amended to the extent necessary to give full force and effect to the amendments contained in this Amendment.

         14. Representations and Warranties. The Borrower hereby represents and warrants, after giving effect to this Amendment, to and in favor of the Administrative Agent and the Lenders as follows:

                  (a) each representation and warranty set forth in Article 4 of the Loan Agreement is hereby restated and affirmed as true and correct in all material respects as of the date hereof, except to the extent previously fulfilled in accordance with the terms of the Loan Agreement or to the extent relating specifically to the Agreement Date (or date prior thereto) or otherwise inapplicable;

                  (b)      the Borrower has the corporate power and authority
(i) to enter into this Amendment and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

                  (c) this Amendment has been duly authorized, validly executed and delivered by one or more Authorized Signatories of the Borrower, and this Amendment and the Loan Agreement constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its respective terms, subject, as to enforcement of remedies, to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law and (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrower);

                  (d) the execution and delivery of this Amendment and performance by the Borrower under the Loan Agreement does not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower which has not already been obtained, nor be in contravention of or in conflict with the Certificate of Incorporation of the Borrower, or any provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which the Borrower is party or by which the Borrower's assets or properties are bound; and

                  (e) Schedule 1 attached hereto sets forth all of the Subsidiaries of the Borrower and the percentage ownership interest of the Borrower and any other Persons in each such Subsidiary as of the date hereof.

         15. Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment is subject to the fulfillment on or prior to August 11, 2003 of the following conditions precedent:

                  (a) receipt by the Administrative Agent of duly executed counterpart signature pages of the Borrower and the Required Lenders to this Amendment;

                  (b) all of the representations and warranties of the Borrower under Section 14 hereof being true and correct in all material respects;

                  (c) receipt by the Administrative Agent of the Amendment Fee for each of the approving Lenders;

                  (d) repayment of the Term Loans in an aggregate amount of not less than $225,000,000 which repayment shall be applied on a pro rata basis to the Term Loans outstanding and shall be applied to the scheduled repayments thereof under the Loan Agreement in order of maturity; provided, however, that the Borrower shall make an additional repayment of the Term Loans, to be applied on a pro rata basis to the Term Loans outstanding and applied to the scheduled repayments in inverse order of maturity, of (i) sixty percent (60%) of the excess cash proceeds (net of the costs and expenses of issuance, including, without limitation, underwriting commissions, legal, investment banking, brokerage and accounting and other professional fees, sales commissions, discounts, and disbursements and expenses incurred in connection with such issuance) from the Borrower's issuance of the Senior Unsecured Notes (the "Net Cash Proceeds") in excess of $325,000,000, but less than or equal to $400,000,000, (ii) seventy-five percent (75%) of the Net Cash Proceeds in excess of $400,000,000, but less than or equal to $500,000,000, and (iii) one hundred percent (100%) of the Net Cash Proceeds in excess of $500,000,000;

                  (e) receipt by the Administrative Agent of a certificate, in form and substance reasonably satisfactory to the Administrative Agent, from an Authorized Signatory of the Borrower certifying that as of the Fourth Amendment Effective Date no Default or Event of Default exists or would exist as a result of this Fourth Amendment or the issuance of the Senior Unsecured Notes;

                  (f) payment by the Borrower of all fees and expenses of counsel to the Administrative Agent and FTI Consulting, Inc.;

                  (g) the Senior Unsecured Notes shall have been issued concurrently herewith on terms and conditions satisfactory to the Required Lenders, such terms and conditions including but not limited to the following:

                           (i) there shall be no scheduled repayment of the principal of the Senior Unsecured Notes, including any sinking fund payments or other principal payments (other than usual and customary mandatory repayments for changes of control and, subject to the ability to first repay the Loans from such proceeds, asset sales) until at least January 31, 2010;

                           (ii) the final maturity of the Senior Unsecured Notes shall be no earlier than January 31, 2010;

                           (iii)    the Senior Unsecured Notes shall be
         unsecured and shall not be guaranteed by any Subsidiary of the Borrower; and

                           (iv) the Senior Unsecured Notes shall contain no covenants or provisions more restrictive, taken as a whole, on the Borrower and its Subsidiaries than the Loan Agreement, and shall have no financial covenants that are maintenance in nature;

                  (h) receipt by the Administrative Agent of the legal opinions of Skadden, Arps, Slate, Meagher & Flom (Illinois) and Moss & Barnett, counsels to the Borrower, addressed to each Lender and the Administrative Agent and dated as of the date hereof, in form and substance reasonably satisfactory to the Administrative Agent; and

                  (i) receipt of any other documents or instruments that the Administrative Agent, the Lenders signatory hereto or any of them, may reasonably request, certified by an officer of the Borrower if so requested.

         16. Conditions Subsequent. The Borrower shall (a) on or prior to September 30, 2003 provide to the Administrative Agent control agreements in form and substance reasonably satisfactory to the Administrative Agent for all of the Borrower's and its Subsidiaries' Deposit Accounts other than (i) any such accounts with aggregate available deposits or credits of less than $5,000,000,
(ii) that certain segregated deposit account set up by Alexandria Indemnity Corporation solely for the purposes of satisfying any regulatory reserve requirements, (iii) any account securing the obligations under that certain letter of credit issued by KeyBank National Association for the account of Alexandria Indemnity Corporation in the face amount of $50,000 and (iv) any such account in the name of Wireless Alliance and (b) use its best efforts with respect to real estate owned by the Borrower and its commercially reasonable efforts with respect to real estate leased by the Borrower to provide, in each case, as promptly as practicable following the date hereof to the Administrative Agent duly executed mortgages, deeds of trust and similar documents or instruments, all in form and substance reasonably satisfactory to the Administrative Agent, necessary to perfect the Administrative Agent's lien, for the benefit of the Lenders, on substantially all of the real estate owned or leased by the Borrower (including, without limitation, the headquarters building of the Borrower).

         17. No Other Amendment or Waiver. Except for the amendments set forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect. No waiver by the Administrative Agent or the Lenders under the Loan Agreement or any other Loan Document is granted or intended except as expressly set forth herein, and the Administrative Agent and the Lenders expressly reserve the right to require strict compliance in all other respects (whether or not in connection with any Requests for Advance). Except as set forth herein, the amendments agreed to herein shall not constitute a modification of the Loan Agreement or any of the other Loan Documents, or a course of dealing with the Administrative Agent and the Lenders at variance with the Loan Agreement or any of the other Loan Documents, such as to require further notice by the Administrative Agent and the Lenders, or the Required Lenders to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future.

         18. Loan Documents. This document shall be deemed to be a Loan Document for all purposes under the Loan Agreement and the other Loan Documents.

         19. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

         20. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

         21. Severability. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

         22.      Guarantor Acknowledgment.

                  (a) Each of the Subsidiaries set forth on Schedule 1 attached hereto (other than Wireless Alliance) are collectively referred to herein as the "Guarantors," and the Guaranties executed by the Guarantors are collectively referred to herein as the "Guaranties."

                  (b) Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Loan Agreement and this Amendment. Each Guarantor hereby confirms that the Guaranty to which it is a party or otherwise bound will continue to guarantee, as the case may be, to the fullest extent possible in accordance with such Guaranty the payment and performance of all "Obligations" under each of the Guaranties, as the case may be (in each case as such term is defined in the applicable Guaranty), including without limitation the payment and performance of all Obligations of the Borrower now or hereafter existing under or in respect of the Loan Agreement and the Notes defined therein.

                  (c) Each Guarantor acknowledges and agrees that any of the other Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor represents and warrants that all representations and warranties contained in any Loan Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  (d) Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Loan Agreement or any other Loan Document to consent to the amendments of the Loan Agreement effected pursuant to this Amendment and (ii) nothing in the Loan Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Loan Agreement.

         23. Releases. As a material inducement to the Lenders to enter into this Amendment, all in accordance with and subject to the terms and conditions of this Amendment, all of which are to the direct advantage and benefit of the Borrower, and all of its respective successors and assigns, the Borrower does hereby remise, release, acquit, satisfy and forever discharge the Lenders, and all of the respective past and present officers, directors, trustees, employees, agents, attorneys, representatives, participants, heirs, successors and assigns of the Lenders from any and all manner of liabilities, obligations, actions, claims, demands and causes of action of any nature whatsoever, whether at law or in equity, either now accrued or hereafter maturing, whether known or unknown, in each case, which occurred, existed, originated or arose prior to the date of this Amendment, arising out of, in connection with or related to any and all obligations owed or owing to the Lenders under the Loan Agreement and any other Loan Document, and including, but not limited to, the administration or funding thereof and indebtedness evidenced and secured thereby.

         24. Tax Disclosure. Notwithstanding any provisions to the contrary in any Loan Document, the Borrower, Borrower's Subsidiaries, the Lenders, the Issuing Bank and the

Administrative Agent (and each employee, representative, or other agent of the parties) may disclose to any and all Persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to such tax treatment and tax structure.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed by their duly authorized officers, all as of the day and year first above written.

BORROWER:                           RURAL CELLULAR CORPORATION, a Minnesota
                                    corporation

                                    By:/s/ Wesley E. Schultz
                                       -----------------------------------------
                                       Name: Wesley E. Schultz
                                       Title: Executive Vice President and CFO

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                                Signature Page 1

ADMINISTRATIVE AGENT
AND LENDER:                         TORONTO DOMINION (TEXAS), INC., as
                                    Administrative Agent and as a Lender

                                    By: /s/Neva Nesbitt
                                        ----------------------------------------
                                    Name: Neva Nesbitt
                                    Title: Vice President

Date Delivered: 7/25.03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                                Signature Page 2

NAME OF LENDER:                  ADDISON CDO, LIMITED (#1279)

                                 By: Pacific Investment Management Company LLC,
                                     as its Investment Advisor

                                 By: /s/Mohan V. Phansalkar
                                     -------------------------------------------
                                 Name: Mohan V. Phansalkar
                                 Title: Executive Vice President

Date Delivered: July 28, 2003

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                                Signature Page 3

NAME OF LENDER:                  ATHENA CDO, LIMITED (#1277)

                                 By: Pacific Investment Management Company LLC,
                                     as its Investment Advisor

                                 By: /s/Mohan V. Phansalkar
                                     -------------------------------------------
                                 Name: Mohan V. Phansalkar
                                 Title: Executive Vice President

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                                Signature Page 4

NAME OF LENDER:                  BEDFORD CDO, LIMITED (#1276)

                                 By: Pacific Investment Management Company LLC,
                                     as its Investment Advisor

                                 By: /s/Mohan V. Phansalkar
                                     -------------------------------------------
                                 Name: Mohan V. Phansalkar
                                 Title: Executive Vice President

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                                Signature Page 5

NAME OF LENDER:                 CAPTIVA III FINANCE LTD. (Acct. 275), as advised
                                by Pacific Investment Management Company LLC

                                        By: /s/David Dyer
                                            ------------------------------------
                                        Name: David Dyer
                                        Title: Director

Date Delivered: 7/28/2003

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                                Signature Page 6

NAME OF LENDER:                 CAPTIVA IV FINANCE LTD. (Acct. 1275), as advised
                                by Pacific Investment Management Company LLC

                                         By:/s/David Dyer
                                            ------------------------------------
                                         Name: David Dyer
                                         Title: Director

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                                Signature Page 7

NAME OF LENDER:                  CATALINA CDO LTD (#1287)

                                 By: Pacific Investment Management Company LLC, as its Investment Advisor

                                      By: /s/ Mohan V. Phansalkar
                                          --------------------------------------
                                      Name: Mohan V. Phansalkar
                                      Title: Executive Vice President

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                                Signature Page 8

NAME OF LENDER:                  DELANO COMPANY (#274)

                                 By: Pacific Investment Management Company LLC,
                                     as its Investment Advisor

                                     By: /s/ Mohan V. Phansalkar
                                         ---------------------------------------
                                     Name: Mohan V. Phansalkar
                                     Title: Executive Vice President

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                                Signature Page 9

NAME OF LENDER:                  JISSEKIKUN FUNDING, LTD. (#1288)

                                 By: Pacific Investment Management Company LLC,
                                     as its Investment Advisor

                                     By: /s/ Mohan V. Phansalkar
                                         ---------------------------------------
                                     Name: Mohan V. Phansalkar
                                     Title: Executive Vice President

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 10

NAME OF LENDER:                  PIMCO HIGH YIELD FUND (#705)

                                 By: Pacific Investment Management Company LLC,
                                     as its Investment Advisor for the PIMCO
                                     High Yield Fund, acting through Investors
                                     Fiduciary Trust Company in the Nominee Name
                                     of IFTCO

                                     By: /s/ Mohan V. Phansalkar
                                         ---------------------------------------
                                     Name: Mohan V. Phansalkar
                                     Title: Executive Vice President

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 11

NAME OF LENDER:                  PIMCO PRIVATE HIGH YIELD PORTFOLIO 9#706)

                                 By: Pacific Investment Management Company LLC,
                                     as its Investment Advisor, acting through
                                     Investors Fiduciary Trust Company in the
                                     Nominee Name of IFTCO

                                     By: /s/ Mohan V. Phansalkar
                                         ---------------------------------------
                                     Name: Mohan V. Phansalkar
                                     Title: Executive Vice President

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 12

NAME OF LENDER:                  ROYALTON COMPANY (#280)

                                 By: Pacific Investment Management Company LLC,
                                     as its Investment Advisor

                                     By: /s/ Mohan V. Phansalkar
                                         ---------------------------------------
                                     Name: Mohan V. Phansalkar
                                     Title: Executive Vice President

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 13

NAME OF LENDER:                  AERIES FINANCE-II LTD.

                                 By: INVESCO Senior Secured Management, Inc.,
                                     as Sub-Managing Agent

                                     By: /s/ Scott Baskind
                                         ---------------------------------------
                                     Name: Scott Baskind
                                     Title: Authorized Signatory

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 14

NAME OF LENDER:                  SEQUILS-MAGNUM, LTD. (#1280)

                                 By: Pacific Investment Management Company LLC,
                                     as its Investment Advisor

                                     By: /s/ Mohan V. Phansalkar
                                         ---------------------------------------
                                     Name: Mohan V. Phansalkar
                                     Title: Executive Vice President

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 15

NAME OF LENDER:                  AMARA-1 FINANCE, LTD.

                                 By: INVESCO Senior Secured Management, Inc.,
                                     as Financial Manager

                                 By: /s/ Scott Baskind
                                     -------------------------------------------
                                 Name: Scott Baskind
                                 Title: Authorized Signatory

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 16

NAME OF LENDER:                  AMARA 2 FINANCE, LTD.

                                 By: INVESCO Senior Secured Management, Inc.,
                                     as Financial Manager

                                 By: /s/ Scott Baskind
                                     -------------------------------------------
                                 Name: Scott Baskind
                                 Title: Authorized Signatory

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 17

NAME OF LENDER:                  AVALON CAPITAL LTD.

                                 By: INVESCO Senior Secured Management, Inc.,
                                     as Portfolio Advisor

                                 By: /s/ Scott Baskind
                                     -------------------------------------------
                                 Name: Scott Baskind
                                 Title: Authorized Signatory

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 18

NAME OF LENDER:                  AVALON CAPITAL LTD. 2

                                 By: INVESCO Senior Secured Management, Inc.,
                                     as Portfolio Advisor

                                 By: /s/ Scott Baskind
                                     -------------------------------------------
                                 Name: Scott Baskind
                                 Title: Authorized Signatory

Date Delivered: 7/28/03


                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 19

NAME OF LENDER:                  CERES II FINANCE LTD.

                                 By: INVESCO Senior Secured Management, Inc.,
                                     as Sub-Managing Agent (Financial)

                                 By: /s/ Scott Baskind
                                     -------------------------------------------
                                 Name: Scott Baskind
                                 Title: Authorized Signatory

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 20

NAME OF LENDER:                  CHARTER VIEW PORTFOLIO

                                 By: INVESCO Senior Secured Management, Inc.,
                                     as Investment Advisor

                                 By: /s/ Scott Baskind
                                     -------------------------------------------
                                 Name: Scott Baskind
                                 Title: Authorized Signatory

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 21

NAME OF LENDER:                  DIVERSIFIED CREDIT PORTFOLIO LTD.

                                 By: INVESCO Senior Secured Management, Inc.,
                                     as Investment Advisor

                                 By: /s/ Scott Baskind
                                     -------------------------------------------
                                 Name: Scott Baskind
                                 Title: Authorized Signatory

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 22

NAME OF LENDER:                  AIM FLOATING RATE FUND

                                 By: INVESCO Senior Secured Management, Inc.,
                                     as Attorney in fact

                                 By: /s/ Scott Baskind
                                      ------------------------------------------
                                 Name: Scott Baskind
                                 Title: Authorized Signatory

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 23

NAME OF LENDER:                  INVESCO CBO 2000-1 LTD.

                                 By: INVESCO Senior Secured Management, Inc.,
                                     as Portfolio Advisor

                                 By: /s/ Scott Baskind
                                     -------------------------------------------
                                 Name: Scott Baskind
                                 Title: Authorized Signatory

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 24

NAME OF LENDER:                  INVESCO EUROPEAN CDO I S.A.

                                 By: INVESCO Senior Secured Management, Inc.,
                                     as Collateral Manager

                                 By: /s/ Scott Baskind
                                     -------------------------------------------
                                 Name: Scott Baskind
                                 Title: Authorized Signatory

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 25

NAME OF LENDER:                  SEQUILS-LIBERTY, LTD.

                                 By: INVESCO Senior Secured Management, Inc.,
                                     as Collateral Manager

                                 By: /s/ Scott Baskind
                                     -------------------------------------------
                                 Name: Scott Baskind
                                 Title: Authorized Signatory

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 26

NAME OF LENDER:                  AMMC CDO II, LIMITED

                                 By: American Money Management Corp.,
                                     as Collateral Manager

                                     By: /s/ David P. Meyer
                                         --------------------------------------
                                     Name: David P. Meyer
                                     Title: Vice President

Date Delivered: 7/25/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 27

NAME OF LENDER:                  ALPHA US SUBFUND II, LLC

                                 By: GoldenTree Asset Management, LP

                                     By: /s/ Frederick S. Haddad
                                         ---------------------------------------
                                     Name: Frederick s. Haddad
                                     Title: Portfolio Manager

Date Delivered: 7/25/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 28

NAME OF LENDER:             ARCHIMEDES FUNDING II, LTD.

                            By: ING Capital Advisors LLC, as Collateral Manager

                                By: /s/ Gordon R. Cook
                                    --------------------------------------------
                                Name: Gordon R. Cook
                                Title: Managing Director

                            ARCHIMEDES FUNDING III, LTD.

                            By: ING Capital Advisors LLC, as Collateral Manager

                                By: /s/ Gordon R. Cook
                                    --------------------------------------------
                                Name: Gordon R. Cook
                                Title: Managing Director

                            ARCHIMEDES FUNDING IV (CAYMAN), LTD.

                            By: ING Capital Advisors LLC, as Collateral Manager

                                By: /s/ Gordon R. Cook
                                    --------------------------------------------
                                Name: Gordon R. Cook
                                Title: Managing Director

                            ENDURANCE CLO I, LTD.

                            By: ING Capital Advisors LLC, as Portfolio Manager

                                By: /s/ Gordon R. Cook
                                    --------------------------------------------
                                Name: Gordon R. Cook
                                Title: Managing Director

                            NEMEAN CLO, LTD.

                            By: ING Capital Advisors LLC, as Investment Manager

                                By: /s/ Gordon R. Cook
                                    --------------------------------------------
                                Name: Gordon R. Cook
                                Title: Managing Director

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 29

                            SEQUILS-ING I (HBDGM), LTD.

                            By: ING Capital Advisors LLC, as Collateral Manager

                                By: /s/ Gordon R. Cook
                                    --------------------------------------------
                                Name: Gordon R. Cook
                                Title: Managing Director

                            ING-ORYX CLO, LTD.

                            By: ING Capital Advisors LLC, as Collateral Manager

                                By: /s/ Gordon R. Cook
                                    --------------------------------------------
                                Name: Gordon R. Cook
                                Title: Managing Director

                            BALANCED HIGH-YIELD FUND II, LTD.

                            By: ING Capital Advisors LLC, as Asset Manager

                                By: /s/ Gordon R. Cook
                                    --------------------------------------------
                                Name: Gordon R. Cook
                                Title: Managing Director

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 30

NAME OF LENDER:             AURUM CLO 2002-I LTD.

                            By: Columbia Management Advisors, Inc.
                                (f/k/a Stein Roe & Farnham Incorporated),
                                as Investment Manager

                                By: /s/ James R. Fellows
                                    --------------------------------------------
                                Name: James R. Fellows
                                Title: Sr. Vice President & Portfolio Manager

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 31

NAME OF LENDER:             LIBERTY FLOATING RATE ADVANTAGE FUND

                            By: Columbia Management Advisors, Inc.
                                (f/k/a Stein Roe & Farnham Incorporated),
                                as Advisor

                                By: /s/ James R. Fellows
                                    --------------------------------------------
                                Name: James R. Fellows
                                Title: Sr. Vice President & Portfolio Manager

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 32

NAME OF LENDER:             STEIN ROE FLOATING RATE LIMITED LIABILITY COMPANY

                            By: Columbia Management Advisors, Inc.
                                (f/k/a Stein Roe & Farnham Incorporated),
                                as Advisor

                                By: /s/ James R. Fellows
                                    --------------------------------------------
                                Name: James R. Fellows
                                Title: Sr. Vice President & Portfolio Manager

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 33

NAME OF LENDER:             STEIN ROE & FARNHAM CLO I, LTD.

                            By: Columbia Management Advisors, Inc.
                                (f/k/a Stein Roe & Farnham Incorporated),
                                as Portfolio Manager

                                By: /s/ James R. Fellows
                                    --------------------------------------------
                                Name: James R. Fellows
                                Title: Sr. Vice President & Portfolio Manager

Date Delivered: 7/28/03-*

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 34

NAME OF LENDER:             AXP VARIABLE PORTFOLIO - HIGH YIELD BOND FUND, a
                            Series of AXP Variable Portfolio Income Series, Inc.
                            (f/k/a AXP Variable Portfolio - Extra Income Fund, a series of AXP Variable Portfolio Income Series,
                            Inc.)

                            By: /s/ Timothy J. Mash
                                ------------------------------------------------
                            Name: Timothy J. Mash
                            Title: Assistant Vice President - AXP Variable
                                   Portfolio Income Series, Inc.

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 35

NAME OF LENDER:             HIGH YIELD PORTFOLIO, a Series of Income Trust

                            By: /s/ Timothy J. Mash
                                ------------------------------------------------
                            Name: Timothy J. Mash
                            Title: Assistant Vice President - Income Trust

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 36

NAME OF LENDER:             BANK OF AMERICA, N.A.

                            By: /s/ John W. Woodiel III
                                ------------------------------------------------
                            Name: John W. Woodiel III
                            Title: Managing Director

Date Delivered: 7/25/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 37

NAME OF LENDER:                    BANKNORTH, N.A.

                                   By:    /s/ Nicolas Caussade
                                        ----------------------------------------
                                   Name:  Nicolas Caussade
                                   Title: Assistant Vice President

Date Delivered: 7/25/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 38

NAME OF LENDER:                     BANK OF SCOTLAND

                                    By:    /s/ Colin G. Campbell
                                       -----------------------------------------
                                    Name:  Colin G. Campbell
                                    Title: Director

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 39

NAME OF LENDER:                     BLUE SQUARE FUNDING SERIES 3
                                    Deutsche Bank Trust Co. Americas
                                    FKA Bankers Trust Co.

                                    By:    /s/Stephen Hessler
                                       -----------------------------------------
                                    Name:  Stephen Hessler
                                    Title: Vice President

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 40

NAME OF LENDER:                     BNP PARIBAS

                                    By:    /s/ Gregg Bonardi
                                       -----------------------------------------
                                    Name:  Gregg Bonardi
                                    Title: Director

                                    By:     /s/ Ola Anderssen
                                       -----------------------------------------
                                     Name:  Ola Anderssen
                                     Title: Director

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 41

NAME OF LENDER:               CALHOUN CBO, LTD.

                              By: American Express Asset Management Group, Inc.,
                                  as Collateral Manager

                              By:    /s/Leanne Stavrakis
                                 ----------------------------------------------
                              Name:  Leanne Stavrakis
                              Title: Director - Operations

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 42

NAME OF LENDER:               CEDAR CBO, LTD.

                              By: American Express Asset Management Group, Inc.,
                                  as Collateral Manager

                              By:  /s/ Leanne Stavrakis
                                 ----------------------------------------------
                              Name:  Leanne Stavrakis
                              Title: Director - Operations

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 43

NAME OF LENDER:                CENTURION CDO I, LIMITED

                               By; American Express Asset Management Group, Inc.
                                   as Collateral Manager

                               By:    /s/ Leanne Stavrakis
                                  ----------------------------------------------
                               Name:  Leanne Stavrakis
                               Title: Director - Operations

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 44

NAME OF LENDER:                CENTURION CDO II, LTD.

                               By; American Express Asset Management Group, Inc.
                                   as Collateral Manager

                               By:    /s/Leanne Stavrakis
                                  ----------------------------------------------
                               Name:  Leanne Stavrakis
                               Title: Director - Operations

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 45

NAME OF LENDER:                CENTURION CDO III, LTD.

                               By; American Express Asset Management Group, Inc.
                                    as Collateral Manager

                               By:    /s/ Leanne Stavrakis
                                  ----------------------------------------------
                               Name:  Leanne Stavrakis
                               Title: Director - Operations

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 46

NAME OF LENDER:                CENTURION CDO VI, LTD.

                               By; American Express Asset Management Group, Inc.
                                   as Collateral Manager

                               By:    /s/ Leanne Stavrakis
                                  ----------------------------------------------
                               Name:  Leanne Stavrakis
                               Title: Director - Operations

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 47

NAME OF LENDER:                CENTENNIAL CBO, LTD.

                               By; American Express Asset Management Group, Inc.
                                   as Collateral Manager

                               By:    /s/ Leanne Stavrakis
                                  ----------------------------------------------
                               Name:  Leanne Stavrakis
                               Title: Director - Operations

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 48

NAME OF LENDER:                CLARION CBO, LTD.

                               By; American Express Asset Management Group, Inc.
                                   as Collateral Manager

                               By:    /s/Leanne Stavrakis
                                  ----------------------------------------------
                               Name:  Leanne Stavrakis
                               Title: Director - Operations

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 49

NAME OF LENDER:                ISLES CBO, LTD.

                               By; American Express Asset Management Group, Inc.
                                   as Collateral Manager

                               By:    /s/Leanne Stavrakis
                                  ----------------------------------------------
                               Name:  Leanne Stavrakis
                               Title: Director - Operations

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 50

NAME OF LENDER:                SEQUILS - CENTURION V, LTD.

                               By; American Express Asset Management Group, Inc.
                                   as Collateral Manager

                               By:    /s/ Leanne Stavrakis
                                  ----------------------------------------------
                               Name:  Leanne Stavrakis
                               Title: Director - Operations

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 51

NAME OF LENDER:                CANPARNTERS INVESTMENS IV LLC

                               By: Canyon Capital Advisors LLC

                               By:    /s/ R.C.B. Evensen
                                  ----------------------------------------------
                               Name:  R.C.B. Evensen
                               Title: Managing Partner

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 52

NAME OF LENDER:                CAPTIVA II FINANCE LTD.

                               By:    /s/ David Dyer
                                  ----------------------------------------------
                               Name:  David Dyer
                               Title: Director

Date Delivered: 7/25/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 53

NAME OF LENDER:                CITIZENS BANK OF MASSACHUSETTS

                               By:    /s/ Matthew E. Murphy
                                  ----------------------------------------------
                               Name:  Matthew E. Murphy
                               Title: Vice President

Date Delivered: 7/27/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 54

NAME OF LENDER:                COBANK, ACB

                               By:    /s/ John W. Donner
                                  ----------------------------------------------
                               Name:  John W. Donner
                               Title: Vice President

Date Delivered:7/25/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 55

NAME OF LENDER:                COLUMBUS LOAN FUNDING LTD.

                               By: Travelers Asset Management International
                                   Company LLC

                               By:    /s/ William M. Gardner
                                  ----------------------------------------------
                               Name:  William M. Gardner
                               Title: Investment Officer

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 56

NAME OF LENDER:                COOPERATIEVE CENTRALE RAIFFEISEN-
                               BOERENLEEN BANK
                               B.A., "RABOBANK NEDERLAND",
                               NEW YORK BRANCH

                               By:    /s/ Michael R. Phelan
                                  ----------------------------------------------
                               Name:  Michael R. Phelan
                               Title: Executive Director

                               By:    /s/ Edward J. Peyser
                                  ----------------------------------------------
                               Name:  Edward J. Peyser
                               Title: Managing Director

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 57

NAME OF LENDER:                DB STRUCTURED PRODUCTS, INC.

                               By:  GoldenTree Asset Management, LP

                               By:    /s/ Frederick S. Haddad
                                  ----------------------------------------------
                               Name:  Frederick S. Haddad
                               Title: Portfolio Manager

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 58

NAME OF LENDER:                GOLDENTREE LOAN OPPORTUNITIES I, LIMITED

                               By:      GoldenTree Asset Management, LP

                               By:    /s/ Frederick S. Haddad
                                  ----------------------------------------------
                               Name:  Frederick S. Haddad
                               Title: Portfolio Manager

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 59

NAME OF LENDER:                GOLDENTREE HIGH YIELD OPPORTUNITIES I, L.P.

                               By:  GoldenTree Asset Management, LP

                               By:    /s/ Frederick S. Haddad
                                  ----------------------------------------------
                               Name:  Frederick S. Haddad
                               Title: Portfolio Manager

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 60

NAME OF LENDER:                GOLDENTREE HIGH YIELD VALUE MASTER FUND, LP

                               By:    GoldenTree Asset Management, LP

                               By:    /s/ Frederick S. Haddad
                                  ----------------------------------------------
                               Name:  Frederick S. Haddad
                               Title: Portfolio Manager

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 61

NAME OF LENDER:                GOLDENTREE HIGH YIELD VALUE MASTER FUND,
                               LTD.

                               By:    GoldenTree Asset Management, LP

                               By:    /s/ Frederick S. Haddad
                                  ----------------------------------------------
                               Name:  Frederick S. Haddad
                               Title: Portfolio Manager

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 62

NAME OF LENDER:                GOLDENTREE HIGH YIELD MASTER FUND II, LTD.

                               By:    GoldenTree Asset Management, LP

                               By:    /s/ Frederick S. Haddad
                                  ----------------------------------------------
                               Name:  Frederick S. Haddad
                               Title: Portfolio Manager

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 63

NAME OF LENDER:                DUKE UNIVERSITY LONG TERM POOL

                               By:    GoldenTree Asset Management, LP

                               By:    /s/ Frederick S. Haddad
                                  ----------------------------------------------
                               Name:  Frederick S. Haddad
                               Title: Portfolio Manager

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 64

NAME OF LENDER:                DELPHI FINANCIAL GROUP

                               By:    GoldenTree Asset Management, LP

                               By:    /s/ Frederick S. Haddad
                                  ----------------------------------------------
                               Name:  Frederick S. Haddad
                               Title: Portfolio Manager

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 65

NAME OF LENDER:                DEXIA CREDIT LOCAL

                               By:    /s/ Ernest Perez
                                  ----------------------------------------------
                               Name:  Ernest Perez
                               Title: Vice President

Date Delivered: 7/29/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 66

NAME OF LENDER:                THE EMPLOYEES RETIREMENT PLAN OF
                               DUKE UNIVERSITY

                               By:    GoldenTree Asset Management, LP

                               By:    /s/ Frederick S. Haddad
                                  ----------------------------------------------
                               Name:  Frederick S. Haddad
                               Title: Portfolio Manager

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 67

NAME OF LENDER:                SAFETY NATIONAL CASUALTY CORPORATION

                               By:    GoldenTree Asset Management, LP

                               By:    /s/ Frederick S. Haddad
                                  ----------------------------------------------
                               Name:  Frederick S. Haddad
                               Title: Portfolio Manager

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 68

NAME OF LENDER:                WF FOUNDATION

                               By:    GoldenTree Asset Management, LP

                               By:    /s/ Frederick S. Haddad
                                  ----------------------------------------------
                               Name:  Frederick S. Haddad
                               Title: Portfolio Manager

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 69

NAME OF LENDER:                ELC (CAYMAN) LTD. CDO SERIES 1999-I

                               By:    David L. Babson & Company, Inc., as
                                      Collateral Manager

                               By:    /s/ David P. Wells, CFA
                                  ----------------------------------------------
                               Name:  David P. Wells
                               Title: Managing Director

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 70

NAME OF LENDER:                ELC (CAYMAN) LTD. 2000-I

                               By:    David L. Babson & Company, Inc., as
                                      Collateral Manager

                               By:    /s/ David P. Wells, CFA
                                  ----------------------------------------------
                               Name:  David P. Wells
                               Title: Managing Director

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 71

NAME OF LENDER:                ELC (CAYMAN) LTD. CDO SERIES 1999-III

                               By:      David L. Babson & Company, Inc., as
                                        Collateral Manager

                               By:    /s/ David P. Wells, CFA
                                  ----------------------------------------------
                               Name:  David P. Wells
                               Title: Managing Director

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 72

NAME OF LENDER:                TRYON CLO LTD. 2000-1

                               By:    David L. Babson & Company, Inc., as
                                      Collateral Manager

                               By:    /s/ David P. Wells, CFA
                                  ----------------------------------------------
                               Name:  David P. Wells
                               Title: Managing Director

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 73

NAME OF LENDER:                ELF FUNDING TRUST I

                               By:    Highland Capital Management, L.P., as
                                      Collateral Manager

                               By:    /s/ Todd Travers
                                  ----------------------------------------------
                               Name:  Todd Travers
                               Title: Senior Portfolio Manager
                                      Highland Capital Management, L.P.

Date Delivered:   7/27/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 74

NAME OF LENDER:                HIGHLAND LOAN FUNDING V

                               By:    Highland Capital Management, L.P., as
                                      Collateral Manager

                               By:    /s/ Todd Travers
                                  ----------------------------------------------
                               Name:  Todd Travers
                               Title: Senior Portfolio Manager
                                      Highland Capital Management, L.P.

Date Delivered: 7/25/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 75

NAME OF LENDER:                HIGHLAND LEGACY LIMITED

                               By:    Highland Capital Management, L.P., as
                                      Collateral Manager

                               By:    /s/ Todd Travers
                                  ----------------------------------------------
                               Name:  Todd Travers
                               Title: Senior Portfolio Manager
                                      Highland Capital Management, L.P.

Date Delivered: 7/25/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 76

NAME OF LENDER:                PAMCO CAYMAN, LTD.

                               By: Highland Capital Management, L.P., as Collateral Manager

                               By:    /s/ Todd Travers
                                  ----------------------------------------------
                               Name:  Todd Travers
                               Title: Senior Portfolio Manager
                                      Highland Capital Management, L.P.

Date Delivered: 7/25/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 77

NAME OF LENDER:                EMERALD ORCHARD LIMITED

                               By:    /s/ Stacey Malek
                                  ----------------------------------------------
                               Name:  Stacey Malek
                               Title: Attorney in Fact

Date Delivered: 7/25/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 78

NAME OF LENDER:                FLAGSHIP CLO 2001 - 1

                               By:    Flagship Capital Management, Inc.

                               By:    /s/ Eric S. Meyer
                                  ----------------------------------------------
                               Name   Eric S. Meyer
                               Title: Director

Date Delivered: 7/25/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 79

NAME OF LENDER:                FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR
                               FLOATING RATE HIGH INCOME FUND (161)

                               By:    /s/ Mark Osterheld
                                  ----------------------------------------------
                               Name   Mark Osterheld
                               Title: Assistant Treasurer

Date Delivered:   7/25/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 80

NAME OF LENDER:                FLEET NATIONAL BANK

                               By:    /s/ Matthew M. Speh
                                  ----------------------------------------------
                               Name   Matthew M. Speh
                               Title: Authorized Officer

Date Delivered: 7/25/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 81

NAME OF LENDER:                GALAXY CLO 1999-1, LTD.

                               By:    /s/ W. Jeffrey Baxter
                                  ----------------------------------------------
                               Name   W. Jeffery Baxter
                               Title: Vice President

Date Delivered: 7/25/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 82

NAME OF LENDER:                SUNAMERICA LIFE INSURANCE COMPANY

                               By:    /s/ W. Jeffrey Baxter
                                  ----------------------------------------------
                               Name   W. Jeffery Baxter
                               Title: Vice President

Date Delivered: 7/25/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 83

NAME OF LENDER:                GENERAL ELECTRIC CAPITAL CORPORATION

                               By:    /s/ Molly Fergurson
                                  ----------------------------------------------
                               Name   Molly Fergurson
                               Title: Manager - Operations

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 84

NAME OF LENDER:                HARBOUR TOWN FUNDING TRUST

                               By:    /s/ Diana M. Himes
                                  ----------------------------------------------
                               Name:  Diana M. Himes
                               Title: Authorized Agent

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 85

NAME OF LENDER:                MUIRFIELD TRADING LLC

                               By:    /s/ Diana M. Himes
                                  ----------------------------------------------
                               Name:  Diana M. Himes
                               Title: Assistant Vice President

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 86

NAME OF LENDER:                     OLYMPIC FUNDING TRUST, SERIES 1999-1

                                    By:    /s/ Diana M. Himes
                                       -----------------------------------------
                                    Name:  Diana M. Himes
                                    Title: Authorized Agent

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 87

NAME OF LENDER:                     PPM SPYGLASS FUNDING TRUST

                                    By:    /s/ Diana M. Himes
                                       -----------------------------------------
                                    Name:  Diana M. Himes
                                    Title: Authorized Agent

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 88

NAME OF LENDER:                     SRF TRADING, INC.

                                    By:    /s/ Diana M. Himes
                                       -----------------------------------------
                                    Name:  Diana M. Himes
                                    Title: Assistant Vice President

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 89

NAME OF LENDER:                     SRF 2000, INC.

                                    By:    /s/ Diana M. Himes
                                       -----------------------------------------
                                    Name:  Diana M. Himes
                                    Title: Assistant Vice President

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 90

NAME OF LENDER:                     HARBOURVIEW CDO II, LTD.

                                    By:    /s/ Bill Campbell
                                       -----------------------------------------
                                    Name:  Bill Campbell
                                    Title: Manager

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 91

NAME OF LENDER:                     HAMILTON CDO, LTD.

                                    By:    Stanfield Capital Partners LLC, as
                                           its Collateral Manager

                                    By:    /s/ Christopher A. Bondy
                                       -----------------------------------------
                                    Name:  Christopher A. Bondy
                                    Title: Partner

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 92

NAME OF LENDER:                     STANFIELD CLO LTD.

                                    By:    Stanfield Capital Partners LLC, as
                                           its Collateral Manager

                                    By:    /s/ Christopher A. Bondy
                                       -----------------------------------------
                                    Name:  Christopher A. Bondy
                                    Title: Partner

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 93

NAME OF LENDER:                     STANFIELD ARBITRAGE CDO, LTD.

                                    By:    Stanfield Capital Partners LLC, as
                                           its Collateral Manager

                                    By:    /s/ Christopher A. Bondy
                                       -----------------------------------------
                                    Name:  Christopher A. Bondy
                                    Title: Partner

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 94

NAME OF LENDER:                     STANFIELD/RMF TRANSATLANTIC CDO LTD.

                                    By:    Stanfield Capital Partners LLC, as
                                           its Collateral Manager

                                    By:    /s/ Christopher A. Bondy
                                       -----------------------------------------
                                    Name:  Christopher A. Bondy
                                    Title: Partner

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 95

NAME OF LENDER:                     SUNAMERICA SENIOR FLOATING RATE FUND INC.

                                    By:    Stanfield Capital Partners LLC, as
                                           Subadvisor

                                    By:    /s/ Christopher A. Bondy
                                       -----------------------------------------
                                    Name:  Christopher A. Bondy
                                    Title: Partner

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 96

NAME OF LENDER:                     STANFIELD CARRERA CLO, LTD.

                                    By:    Stanfield Capital Partners LLC, as
                                           its Asset Manager

                                    By:    /s/ Christopher A. Bondy
                                       -----------------------------------------
                                    Name:  Christopher A. Bondy
                                    Title: Partner

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 97

NAME OF LENDER:                     STANFIELD QUATTRO CLO, LTD.

                                    By:    Stanfield Capital Partners LLC, as
                                           its Collateral Manager

                                    By:    /s/ Christopher A. Bondy
                                       -----------------------------------------
                                    Name:  Christopher A. Bondy
                                    Title: Partner

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 98

NAME OF LENDER:                     WINDSOR LOAN FUNDING, LIMITED

                                    By:    Stanfield Capital Partners LLC, as
                                           its Investment Manager

                                    By:    /s/ Christopher A. Bondy
                                       -----------------------------------------
                                    Name:  Christopher A. Bondy
                                    Title: Partner

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 99

NAME OF LENDER:                     AXIS/SRS LIMITED

                                    By:    Stanfield Capital Partners LLC, as
                                           its Sub-Manager

                                    By:    /s/ Christopher Pucillo
                                       -----------------------------------------
                                    Name:  Christopher Pucillo
                                    Title: Partner

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                              Signature Page 100

NAME OF LENDER:                     SRS STRATEGIES (CAYMAN) LP

                                    By:    Stanfield Capital Partners LLC, as
                                           its Investment Manager

                                    By:    /s/ Christopher Pucillo
                                       -----------------------------------------
                                    Name:  Christopher Pucillo
                                    Title: Partner

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                              Signature Page 101

NAME OF LENDER:                     IBM CREDIT LLC

                                    By:    /s/ Steven A. Flanagan
                                       -----------------------------------------
                                    Name:  Steven A. Flanagan
                                    Title: Manager - Global Special Handling

Date Delivered: 7/25/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                              Signature Page 102

NAME OF LENDER:                     ING PRIME RATE TRUST

                                    By:    ING Investments, LLC, as its
                                           Investment Manager

                                    By:    /s/ Jeffrey A. Bakalar
                                       -----------------------------------------
                                    Name:  Jeffrey A. Bakalar
                                    Title: Senior Vice President

                                    PILGRIM CLO 1999-1 LTD.

                                    By:    ING Investments, LLC, as its
                                           Investment Manager

                                    By:    /s/ Jeffrey A. Bakalar
                                       -----------------------------------------
                                    Name:  Jeffrey A. Bakalar
                                    Title: Senior Vice President

         `                          ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.

                                    By:    ING Investments, LLC, as its
                                           Investment Manager

                                    By:    /s/ Jeffrey A. Bakalar
                                       -----------------------------------------
                                    Name:  Jeffrey A. Bakalar
                                    Title: Senior Vice President

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                              Signature Page 103

NAME OF LENDER:                     INDOSUEZ CAPITAL FUNDING IIA, LIMITED

                                    By:    Indosuez Capital as Portfolio Advisor

                                    By:    /s/ Charles Kobayashi
                                       -----------------------------------------
                                    Name:  Charles Kobayashi
                                    Title: Principal and Portfolio Manager

Date Delivered: 7/24/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                              Signature Page 104

NAME OF LENDER:                     KEY COPORATE CAPITAL, INC.

                                    By:    /s/ Michael V. Panichi
                                       -----------------------------------------
                                    Name:  Michael V. Panichi
                                    Title: Vice President

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                              Signature Page 105

NAME OF LENDER:                     KZH CRESCENT-2 LLC

                                    By:    /s/ Dorian Herrera
                                       -----------------------------------------
                                    Name:  Dorian Herrera
                                    Title: Authorized Agent

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                              Signature Page 106

NAME OF LENDER:                     KZH CYPRESSTREE-1 LLC

                                    By:    /s/ Dorian Herrera
                                       -----------------------------------------
                                    Name:  Dorian Herrera
                                    Title: Authorized Agent

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                              Signature Page 107

NAME OF LENDER:                     KZH ING-2 LLC

                                    By:    /s/ Dorian Herrera
                                       -----------------------------------------
                                    Name:  Dorian Herrera
                                    Title: Authorized Agent

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                              Signature Page 108

NAME OF LENDER:                     KZH HIGHLAND-2 LLC

                                    By:    /s/ Dorian Herrera
                                       -----------------------------------------
                                    Name:  Dorian Herrera
                                    Title: Authorized Agent

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                              Signature Page 109

NAME OF LENDER:                     KZH RIVERSIDE LLC

                                    By:    /s/ Dorian Herrera
                                       -----------------------------------------
                                    Name:  Dorian Herrera
                                    Title: Authorized Agent

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                              Signature Page 110

NAME OF LENDER:                     KZH SOLEIL LLC

                                    By:    /s/ Dorian Herrera
                                       -----------------------------------------
                                    Name:  Dorian Herrera
                                    Title: Authorized Agent

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                              Signature Page 111

NAME OF LENDER:                     KZH SOLEIL-2 LLC

                                    By:    /s/ Dorian Herrera
                                       -----------------------------------------
                                    Name:  Dorian Herrera
                                    Title: Authorized Agent

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                              Signature Page 112

NAME OF LENDER:                     KZH STERLING LLC

                                    By:    /s/ Dorian Herrera
                                       -----------------------------------------
                                    Name:  Dorian Herrera
                                    Title: Authorized Agent

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                              Signature Page 113

NAME OF LENDER:                     LANDMARK CDO LTD.

                                    By:    Aladdin Asset Management, as Manager

                                    By:    /s/ Gilles Marchand
                                       -----------------------------------------
                                    Name:  Gilles Marchand
                                    Title: Senior Portfolio Manager

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                              Signature Page 114

NAME OF LENDER:                     SYNDICATED LOAN FUNDING TRUST

                                    By:    /s/ G. Robert Berzins
                                       -----------------------------------------
                                    Name:  G. Robert Berzins
                                    Title: Vice President

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                              Signature Page 115

NAME OF LENDER:                     MANUFACTURERS AND TRADERS TRUST
                                    COMPANY, formerly known as Allfirst Bank

                                    By:    /s/ Leon W. Wynne, Jr.
                                       -----------------------------------------
                                    Name:  Leon W. Wynne, Jr.
                                    Title: Vice President

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                              Signature Page 116

NAME OF LENDER:                     METROPOLITAN LIFE INSURANCE COMPANY

                                    By:    /s/ James R. Dingler
                                       -----------------------------------------
                                    Name:  James R. Dingler
                                    Title: Director

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                              Signature Page 117

NAME OF LENDER:                     MIZUHO CORPORATE BANK, LTD.

                                    By:    /s/ Mark Gronich
                                       -----------------------------------------
                                    Name:  Mark Gronich
                                    Title: Vice President

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                              Signature Page 118

NAME OF LENDER:                     MORGAN STANLEY PRIME INCOME TRUST

                                    By:    /s/ Sheila A. Finnerty
                                       -----------------------------------------
                                    Name:  Sheila A. Finnerty
                                    Title: Executive Director

Date Delivered: _______________

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                              Signature Page 119

NAME OF LENDER:                     NATIONAL CITY BANK

                                    By:    /s/ Jon W. Peterson
                                       -----------------------------------------
                                    Name:  Jon W. Peterson
                                    Title: Senior Vice President

Date Delivered: 7/25/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                              Signature Page 120

NAME OF LENDER:                     NEW ALLIANCE GLOBAL CDO, LIMITED

                                    By:    Alliance Capital Management L.P., as
                                           Sub-advisor

                                    By:    Alliance Capital Management
                                           Corporation, as General Partner

                                    By:    /s/ Nantha Supprah
                                       -----------------------------------------
                                    Name:  Nantha Supprah
                                    Title: Assistant Vice President

Date Delivered: 7/25/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                              Signature Page 121

NAME OF LENDER:                     NORDEA BANK FINLAND PLC

                                    By:    /s/ Henrik M. Steffensen
                                       -----------------------------------------
                                    Name:  Henrik M. Steffensen
                                    Title: First Vice President

                                    By:    /s/ Joseph A. Ciccolini
                                       -----------------------------------------
                                    Name:  Joseph A. Ciccoloni
                                    Title: Vice President

Date Delivered: 7/24/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                              Signature Page 122

NAME OF LENDER:                     PUTNAM CBO I, LIMITED

                                    By:    /s/ Beta Mazor
                                       -----------------------------------------
                                    Name:  Beta Mazor
                                    Title: Vice President

Date Delivered: 7/23/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                              Signature Page 123

NAME OF LENDER:                     REGIMENT CAPITAL, LTD

                                    By:    Regiment Capital Management, LLC,
                                           as its Investment Advisor

                                    By:    Regiment Capital Advisors, LLC,
                                           its Manager and pursuant to delegated
                                           authority

                                    By:    /s/ Timothy S. Peterson
                                       -----------------------------------------
                                    Name:  Timothy S. Peterson
                                    Title: President

Date Delivered: 7/24/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                              Signature Page 124

NAME OF LENDER:                     Sankaty Advisors, LLC, as Collateral
                                    Manager for CASTLE HILL II - INGOTS, LTD., as Term Lender

                                    By:    /s/ Diane J. Exter
                                       -----------------------------------------
                                    Name:  Diane J. Exter
                                    Title: Managing Director - Portfolio Manager

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                              Signature Page 125

NAME OF LENDER:                     Sankaty Advisors, LLC, as Collateral
                                    Manager for GREAT POINT CBO 1998-1 LTD., as Term Lender

                                    By:    /s/ Diane J. Exter
                                       -----------------------------------------
                                    Name:  Diane J. Exter
                                    Title: Managing Director - Portfolio Manager

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                              Signature Page 126

NAME OF LENDER:                     Sankaty Advisors, LLC, as Collateral
                                    Manager for GREAT POINT CLO 1999-1 LTD., as Term Lender

                                    By:    /s/ Diane J. Exter
                                       -----------------------------------------
                                    Name:  Diane J. Exter
                                    Title: Managing Director - Portfolio Manager

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                              Signature Page 127

NAME OF LENDER:                     Sankaty Advisors, LLC, as Collateral
                                    Manager for RACE POINT CLO, LIMITED,
                                    as Term Lender

                                    By:    /s/ Diane J. Exter
                                       -----------------------------------------
                                    Name:  Diane J. Exter
                                    Title: Managing Director - Portfolio Manager

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                              Signature Page 128

NAME OF LENDER:                     Sankaty Advisors, LLC, as Collateral
                                    Manager for RACE POINT II CLO, LIMITED,
                                    as Term Lender

                                    By:    /s/ Diane J. Exter
                                       -----------------------------------------
                                    Name:  Diane J. Exter
                                    Title: Managing Director - Portfolio Manager

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                              Signature Page 129

NAME OF LENDER:                     SANKATY HIGH YIELD PARTNERS III, L.P.

                                    By:    /s/ Diane J. Exter
                                       -----------------------------------------
                                    Name:  Diane J. Exter
                                    Title: Managing Director - Portfolio Manager

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                              Signature Page 130

NAME OF LENDER:                     SEQUILS-CUMBERLAND I, LTD.

                                    By:    Deerfield Capital Management LLC, as
                                           its Collateral Manager

                                    By:    /s/ Mark E. Wittnebel
                                       -----------------------------------------
                                    Name:  Mark E. Wittnebel
                                    Title: Sr. Vice President

Date Delivered: 7/24/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                              Signature Page 131

NAME OF LENDER:                     ROSEMONT CLO, LTD.

                                    By:    Deerfield Capital Management LLC, as
                                           its Collateral Manager

                                    By:    /s/ Mark E. Wittnebel
                                       -----------------------------------------
                                    Name:  Mark E. Wittnebel
                                    Title: Sr. Vice President

Date Delivered: 7/24/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                              Signature Page 132

NAME OF LENDER:                     BRYN MAWR CLO, LTD.

                                    By:    Deerfield Capital Management LLC,
                                           as its Collateral Manager

                                    By:    /s/ Mark E. Wittnebel
                                       -----------------------------------------
                                    Name:  Mark E. Wittnebel
                                    Title: Sr. Vice President

Date Delivered: 7/24/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                              Signature Page 133

NAME OF LENDER:                     SEQUILS IV, LTD.

                                    By:    TCW Advisors, Inc., as its Collateral
                                           Manager

                                    By:    /s/ Richard F. Kurth
                                       -----------------------------------------
                                    Name:  Richard F. Kurth
                                    Title: Senior Vice President

                                    By:    /s/ Jonathan R. Insull
                                       -----------------------------------------
                                    Name:  Jonathan R. Insull
                                    Title: Managing Director

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                              Signature Page 134

NAME OF LENDER:                     SUNTRUST BANK

                                    By:    /s/ William C. Washburn, Jr.
                                       -----------------------------------------
                                    Name:  William C. Washburn, Jr.
                                    Title: Vice President

Date Delivered: 7/24/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                              Signature Page 135

NAME OF LENDER:                     THE CIT GROUP/EQUIPMENT FINANCING, INC.

                                    By:    /s/ Michael V. Monahan
                                       -----------------------------------------
                                    Name:  Michael V. Monahan
                                    Title: Vice President

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                              Signature Page 136

NAME OF LENDER:                     T. Rowe Price Associates, Inc., as
                                    Collateral Manager
                                    For INNER HARBOR CBO 2001-1 LTD.

                                    By:    /s/ Darrell N. Braman
                                       -----------------------------------------
                                    Name:  Darrell N. Braman
                                    Title: Vice President

Date Delivered: 7/25/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                              Signature Page 137

NAME OF LENDER:                     THE BANK OF NOVA SCOTIA

                                    By:    /s/  John W. Campbell
                                       -----------------------------------------
                                    Name:  John W. Campbell
                                    Title: Managing Director

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                              Signature Page 138

NAME OF LENDER:                     UNION BANK OF CALIFORNIA, N.A.

                                    By:    /s/ Craig Cappai
                                       -----------------------------------------
                                    Name:  Craig Cappai
                                    Title: Vice President

Date Delivered: 7/24/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                              Signature Page 139

NAME OF LENDER:                     VAN KAMPEN SENIOR LOAN FUND

                                    By:    Van Kampen Investment Advisory Group

                                    By:    /s/ Christina Jamieson
                                       -----------------------------------------
                                    Name:  Christina Jamieson
                                    Title: Vice President

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                              Signature Page 140

NAME OF LENDER:                     VENTURE CDO 2002, LIMITED

                                    By its investment advisor, Barclays Capital
                                    Asset Management Limited,

                                    By its sub-advisor, Barclays Bank PLC,
                                    New York Branch

                                    By:    /s/ Michael G. Regan
                                       -----------------------------------------
                                    Name:  Michael G. Regan
                                    Title: Director

Date Delivered: 7/28/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                              Signature Page 141

NAME OF LENDER:                     WACHOVIA BANK, NATIONAL ASSOCIATION

                                    By:    /s/ James Barwis
                                       -----------------------------------------
                                    Name:  James Barwis
                                    Title: Director

Date Delivered: 7/24/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                              Signature Page 142

NAME OF LENDER:                     WEBSTER BANK

                                    By:    /s/ Robert E. Meditz
                                       -----------------------------------------
                                    Name:  Robert E. Meditz
                                    Title: Vice President

Date Delivered: 7/25/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                              Signature Page 143

NAME OF LENDER:                     WELLS FARGO BANK, NATIONAL ASSOCIATION

                                    By:    /s/ Ellen Trach
                                       -----------------------------------------
                                    Name:  Ellen Trach
                                    Title: Vice President

Date Delivered: 7/23/03

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                              Signature Page 144

         IN WITNESS WHEREOF, the Guarantors have executed this Amendment or caused it to be executed by their duly authorized officers solely with respect to the acknowledgments and agreements set forth in Section 22 hereof, all as of the day and year first above written.

GUARANTORS:                         ON BEHALF OF EACH ENTITY NAMED ON THE
                                    ATTACHED SCHEDULE 1 (EXCLUDING WIRELESS
                                    ALLIANCE, L.L.C.)

                                    By:    /s/ Richard P. Ekstrand
                                       -----------------------------------------
                                    Name:  Richard P. Ekstrand
                                    Title: President and CEO

                                                      RURAL CELLULAR CORPORATION
                                                             FOURTH AMENDMENT TO
                                       THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                                              Signature Page 145